Exhibit 10.3

EXECUTION VERSION

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

made by

UNISOURCE CANADA, INC.

and

the Canadian Guarantors,

in favour of

BANK OF AMERICA, N.A.,

as Administrative Agent and as ABL Collateral Agent

Dated as of July 1, 2014

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SCHEDULES

1	Notice Addresses of Canadian Granting Parties
2	Pledged Securities
3	Perfection Matters
4A	Financing Statement Jurisdictions
4B	Granting Party Information
5	Intellectual Property

ANNEXES

1	Acknowledgment and Consent of Issuers who are not Canadian Granting Parties
2	Assumption Agreement
3	Supplemental Agreement

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CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 1, 2014, made by UNISOURCE CANADA, INC., a Canadian amalgamated corporation (the “Canadian Borrower”), and certain Canadian Subsidiaries of the Parent Borrower (as described below) from time to time party hereto (the “Canadian Guarantors”), in favour of BANK OF AMERICA, N.A., as ABL Collateral Agent (in such capacity, the “ABL Collateral Agent”) and administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time party to the ABL Credit Agreement (as described below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain ABL Credit Agreement, dated as of the date hereof (as amended, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “ABL Credit Agreement”), among Veritiv Corporation (“Holding”), xpedx Intermediate, LLC (the “Parent Borrower”), xpedx, LLC (the “OpCo Borrower”), the several Subsidiary Borrowers that are or may become parties thereto, including the Canadian Borrower (together with Holding, the Parent Borrower and the OpCo Borrower, the “Borrowers”), the Administrative Agent and the ABL Collateral Agent and the other parties party thereto, the Lenders (as defined in the ABL Credit Agreement) have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Canadian Borrower is a member of an affiliated group of companies that includes the Canadian Borrower and the Parent Borrower’s other Canadian Subsidiaries that are party hereto and any other Canadian Subsidiaries of the Parent Borrower (other than any Excluded Subsidiary (as defined in the ABL Credit Agreement)) that becomes a party hereto from time to time after the date hereof (such Canadian Subsidiaries together with the Canadian Borrower, collectively, the “Canadian Granting Parties”);

WHEREAS, the proceeds of the extensions of credit under the ABL Credit Agreement will be used in part to enable the Canadian Borrower to make valuable transfers to one or more of the other Canadian Granting Parties in connection with the operation of their respective businesses;

WHEREAS, the Canadian Borrower and the other Canadian Granting Parties are engaged in related businesses, and each such Canadian Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the ABL Credit Agreement; and

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the ABL Credit Agreement that the Canadian Granting Parties shall execute and deliver this Agreement to the ABL Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the ABL Collateral Agent and the Lenders to enter into the ABL Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Canadian Borrower thereunder, each Canadian Granting Party hereby agrees with the Administrative Agent and the ABL Collateral Agent, for the benefit of the Secured Parties (as defined herein), as follows:

SECTION 1 DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the ABL Credit Agreement and used herein shall have the meanings given to them in the ABL Credit Agreement, and the following terms that are defined in the PPSA (as defined below and in effect on the date hereof) are used herein as so defined: Certificated Security, Chattel Paper, Consumer Goods, Document of Title, Equipment, Goods, Intangibles, Investment Property, Money, Proceeds, Securities Account, Securities Intermediary, Security, Security Certificate, Security Entitlement and Uncertificated Security.

(b) The following terms shall have the following meanings:

“ABL Collateral Agent”: as defined in the preamble hereto.

“ABL Credit Agreement”: as defined in the recitals hereto.

“Accounts”: all accounts (as defined in the PPSA) of each Canadian Grantor, including, without limitation, all Accounts (as defined in the ABL Credit Agreement) and Accounts Receivable of such Canadian Grantor.

“Accounts Receivable”: any right to payment, whether or not earned by performance, for goods sold, leased, licensed, assigned or otherwise disposed, or for services rendered or to be rendered, which is not evidenced by an Instrument or Chattel Paper.

“Additional Agent”: any administrative agent, collateral agent, security agent, trustee or other representative, in each case including any successor thereto, for or of any one or more secured parties in respect of any Incurrence of Indebtedness (including under subsection 8.1(a) of the ABL Credit Agreement) that is permitted by the ABL Credit Agreement to be secured by a Lien on the Security Collateral.

“Adjusted Net Worth”: of any Canadian Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Canadian Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document).

“Administrative Agent”: as defined in the preamble hereto.

“Agreement”: this Canadian Guarantee and Collateral Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Applicable Law”: as defined in subsection 9.8.

“Bank Products Affiliate”: shall mean any Person who (i) has entered into a Bank Products Agreement with a Canadian Grantor with the obligations of such Canadian Grantor thereunder being secured by one or more Loan Documents, (ii) was an Agent, a Lender or an Affiliate or branch of a Lender on the date hereof, or at the time of entry into such Bank Products Agreement, or on the date hereof, or at the time of the designation referred to in the following clause (iii) and (iii) has been designated by the Parent Borrower for and on behalf of the Canadian Borrower in accordance with subsection 8.4.

“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (i) treasury services, (ii) credit card, merchant card, purchasing card or stored value card services (including, without limitation, processing and other administrative services with respect thereto), (iii) cash management services (including, without limitation, controlled disbursements, credit cards, credit card processing services, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (iv) other similar banking products or services as may be requested by any Canadian Grantor (other than letters of credit and other than loans except indebtedness arising from services described in clauses (i) through (iii) of this definition).

“Bankruptcy Case”: (i) Holding or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator, interim receiver, monitor or other similar official for it or for all or any substantial part of its assets, or Holding or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holding or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Borrower”: as defined in the recitals hereto.

“Borrower Obligations”: with respect to the Canadian Borrower, the collective reference to all obligations and liabilities of the Canadian Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest and fees accruing after the maturity of the Canadian Facility Revolving Credit Loans and Reimbursement Obligations with respect to Canadian Facility Letters of Credit and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Canadian Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Canadian Facility Revolving Credit Loans and Reimbursement Obligations with respect to Canadian Facility Letters of Credit, and all other obligations and liabilities of the Canadian Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the ABL Credit Agreement, the Canadian Facility Revolving Credit Loans, the Canadian Facility Letters of Credit, this Agreement, the other Loan Documents, any Hedging Agreement entered into with any Hedging Affiliate or any Bank Products Agreement entered into with any Bank Products Affiliate, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or termination of any transaction entered into pursuant to any such Interest Rate Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by the Canadian Borrower pursuant to the terms of the ABL Credit Agreement or any other Loan Document). With respect to any Canadian Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Canadian Guarantor of, or the grant by such Canadian Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Canadian Guarantor shall not include any such Excluded Borrower Obligation.

“Canadian Borrower”: as defined in the preamble hereto.

“Canadian Granting Parties”: as defined in the recitals hereto.

“Canadian Grantor”: the Canadian Borrower and any other Canadian Subsidiary of the Parent Borrower (other than any Excluded Subsidiary) that becomes a party hereto from time to time after the date hereof.

“Canadian Guarantors”: the collective reference to each Canadian Subsidiary from time to time party hereto.

“Canadian Pledgor”: Each Canadian Granting Party (with respect to Pledged Securities held by such Canadian Granting Party and all other Pledged Collateral of such Canadian Granting Party).

“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.

“Collateral”: as defined in subsection 3.1; provided that, for purposes of subsection 6.5 and Section 8, “Collateral” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Collateral Account Bank”: any bank or an Affiliate or branch thereof which at all times is the ABL Collateral Agent or a Lender or an Affiliate thereof as selected by the relevant Canadian Grantor and consented to in writing by the ABL Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Canadian Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the ABL Collateral Agent for the benefit of the Secured Parties.

“Commitments”: collective reference to (i) each Canadian Facility Lender’s obligation to make Canadian Facility Revolving Credit Loans pursuant to the ABL Credit Agreement and (ii) the obligation of the Canadian Facility Issuing Lender to issue Canadian Facility Letters of Credit to the Canadian Borrower pursuant to subsection 3.1 of the ABL Credit Agreement.

“Concentration Account”: as defined in the ABL Credit Agreement.

“Contracts”: with respect to any Canadian Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Canadian Grantor is a party or under which such Canadian Grantor or any property of such Canadian Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, and all rights of such Canadian Grantor thereunder, including, without limitation, (i) all rights of such Canadian Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Canadian Grantor to damages arising thereunder and (iii) all rights of such Canadian Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”: with respect to any Canadian Grantor, all Canadian written license agreements of such Canadian Grantor providing for the grant by or to such Canadian Grantor of any right under any Copyright of such Canadian Grantor, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Canadian Grantor, including, without limitation, any license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Canadian Grantor, all of such Canadian Grantor’s right, title and interest in and to all Canadian copyrights, whether or not the underlying works of authorship have been published or registered, all Canadian and United States copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Deposit Account”: any demand, time, savings, passbook or like account now or hereafter maintained by any Canadian Grantor with a depositary institution, and, in any event, shall include, but shall not be limited to all DDAs, all Concentration Accounts and the Canadian Core Concentration Account.

“Excluded Assets”: as defined in subsection 3.3.

“first priority”: with respect to any Lien purported to be created by this Agreement, that such Lien is the most senior Lien to which such Collateral is subject.

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trade-marks, service marks, trade-mark and service mark applications, trade names, trade dress, trade-mark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than Canada or any province, territory and other political subdivision thereof.

“Foreign Subsidiary”: for the purposes of this Agreement, (i) any Restricted Subsidiary of the Parent Borrower that is not organized under the laws of Canada, including all provinces, territories and political subdivisions thereof and (ii) any Foreign Subsidiary Holdco.

“Guarantor Obligations”: with respect to any Canadian Guarantor, the collective reference to (i) the Obligations guaranteed by such Canadian Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Canadian Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Canadian Guarantor is a party, any Hedging Agreement entered into with any Hedging Affiliate or any Bank Products Agreement entered into with any Bank Products Affiliate, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or to any other Secured Party that are required to be paid by such Canadian Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Canadian Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding). With respect to any Canadian Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Canadian Guarantor of, or the grant by such Canadian Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Canadian Guarantor shall not include any such Excluded Obligation.

“Hedging Affiliate”: any Person who (i) has entered into a Hedging Agreement with any Canadian Grantor with the obligations of such Canadian Grantor thereunder being secured by one or more Loan Documents, (ii) was an Agent, a Lender or an Affiliate of a Lender on the date hereof, or at the time of entry into such Agreement, or at the time of the designation referred to in the following clause (iii), and (iii) has been designated by the Parent Borrower for and on behalf of the Canadian Borrower in accordance with subsection 8.4.

“Hedging Agreement”: any Interest Rate Agreement, Commodities Agreement, Currency Agreement or any other credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values or creditworthiness (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Industrial Design Licenses”: with respect to any Canadian Grantor, all written agreements of such Canadian Grantor providing for the grant by or to such Canadian Grantor of any right under any Industrial Design, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Canadian Grantor, including, without limitation, the license agreements listed on Schedule 5, subject, in each case to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Industrial Designs”: with respect to any Canadian Grantor, all of such Canadian Grantor’s right, title and interest in and to (a) all industrial designs, including, without limitation all industrial designs identified on Schedule 5 and all renewals and extensions thereof, (b) all registrations and recordings thereof and all applications that have been or shall be made or filed in Canada or any other country or political subdivision thereof and all records thereof and all reissues, extensions or renewals thereof, and (c) all Canadian common law and other rights in the above.

“Instruments”: as defined in the PPSA but excluding Pledged Securities.

“Intellectual Property”: with respect to any Canadian Grantor, the collective reference to such Canadian Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trade-marks, Trade-mark Licenses Industrial Designs and Industrial Design Licenses.

“Intercompany Note”: with respect to any Canadian Grantor, any promissory note in a principal amount in excess of $5,000,000 evidencing loans made by such Canadian Grantor to the Parent Borrower or any of its Subsidiaries.

“Inventory”: with respect to any Canadian Grantor, all inventory (as defined in the PPSA) of such Canadian Grantor, including, without limitation, all Inventory (as defined in the ABL Credit Agreement) of such Canadian Grantor.

“Issuer”: as defined in the STA.

“Lender Secured Parties”: the collective reference to (i) the Administrative Agent, the ABL Collateral Agent and each Other Representative, (ii) the Canadian Facility Lenders and the Canadian Facility Issuing Lender, and (iii) each of their respective successors and assigns and their permitted transferees and endorsees.

“Non-Lender Secured Parties”: the collective reference to all Bank Products Affiliates and Hedging Affiliates and their respective successors, assigns, transferees and replacements thereof, in each case in their capacity as such.

“Obligations”: (i) in the case of the Canadian Borrower, its Borrower Obligations and (ii) in the case of each Canadian Guarantor, its Guarantor Obligations.

“Parent Borrower”: as defined in the recitals hereto.

“Patent Licenses”: with respect to any Canadian Grantor, all Canadian written license agreements of such Canadian Grantor providing for the grant by or to such Canadian Grantor of any right under any Patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Canadian Grantor, including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Canadian Grantor, all of such Canadian Grantor’s right, title and interest in and to all Canadian patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in Canada and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Canadian Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”: as to any Canadian Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Canadian Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Canadian Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Canadian Pledgor.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”: with respect to any Canadian Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Canadian Pledgor, together with any other shares of Capital Stock of any Subsidiary of such Canadian Pledgor required to be pledged by such Canadian Pledgor pursuant to subsection 7.9 of the ABL Credit Agreement, as well as any other shares, stock, unit or other similar certificates, options or rights of any nature whatsoever in respect of any Capital Stock of any Issuer that may be issued or granted to, or held by, such Canadian Pledgor while this Agreement is in effect; provided that in no event shall there be pledged, nor shall any Canadian Pledgor be required to pledge, directly or indirectly, (i) any of the Capital Stock of a Foreign Subsidiary, (ii) de minimis shares of a Foreign Subsidiary held by any Canadian Pledgor as a nominee or in a similar capacity, (iii) any Capital Stock of any Captive Insurance Subsidiary, (iv) Capital Stock of any Subsidiary that is not a Loan Party, or of any joint venture, in each case that is prohibited (for so long as such restriction or any replacement or renewal thereof is in effect) by any applicable Contractual Obligation or Requirement of Law from being pledged to secure the Obligations or that would require governmental (including regulatory) consent, approval, license or authorization to be pledged unless such consent, approval, license or authorization has been received and (v) without duplication, any Excluded Assets.

“PPSA”: the Personal Property Security Act (Ontario), as such legislation may be amended, renamed or replaced from time to time, and includes all regulations from time to time made under such legislation, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security as in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act, or the Civil Code of Quebec, or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Restrictive Agreements”: as defined in subsection 3.3(a).

“Secured Parties”: the collective reference to the Lender Secured Parties and the Non-Lender Secured Parties.

“Security Collateral”: with respect to any Canadian Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Canadian Granting Party.

“Specified Assets”: as defined in subsection 4.2.2(b).

“STA”: the Securities Transfer Act, 2006 (Ontario), as such legislation may be amended, renamed or replaced from time to time, and includes all regulations from time to time made under such legislation; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral that is Investment Property is governed by the laws in effect in any province or territory of Canada other than Ontario in which there is in force legislation substantially the same as the Securities Transfer Act, 2006 (Ontario) (an “Other STA Province”), then “STA” shall mean such other legislation as in effect from time to time in such Other STA Province for purposes of the provisions hereof referring to or incorporating by reference provisions of the STA.

“Trade Secret Licenses”: with respect to any Canadian Grantor, all Canadian written license agreements of such Canadian Grantor providing for the grant by or to such Canadian Grantor of any right under any Trade Secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Canadian Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Canadian Grantor, all of such Canadian Grantor’s right, title and interest in and to all Canadian trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trade-mark Licenses”: with respect to any Canadian Grantor, all Canadian written license agreements of such Canadian Grantor providing for the grant by or to such Canadian Grantor of any right under any Trade-marks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Canadian Grantor, including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade-marks”: with respect to any Canadian Grantor, all of such Canadian Grantor’s right, title and interest in and to all Canadian trade-marks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trade-mark and service mark registrations, and applications for trade-mark or service mark registrations (except for “intent to use” applications for Trade-mark or service mark registrations) and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto in Canada and all other rights of any kind whatsoever of such Canadian Grantor accruing thereunder or pertaining thereto in Canada, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trade-mark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“ULC”: an Issuer that is an unlimited company, unlimited liability corporation or unlimited liability company.

“ULC Laws”: the Companies Act (Nova Scotia), the Business Corporations Act (British Columbia), the Business Corporations Act (Alberta) and all laws of Nova Scotia, British Columbia, Alberta or any other province or territory of Canada related to ULCs.

“ULC Shares”: shares or other equity interests in the Capital Stock of a ULC.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any province or territory and all tires and other appurtenances to any of the foregoing.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.”

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral or any part thereof, when used in relation to a Canadian Granting Party shall refer to such Canadian Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d) All references in this Agreement to any of the property described in the definition of the term “Collateral,” “Pledged Collateral” or “Security Collateral,” or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral, Pledged Collateral or Security Collateral, respectively.

SECTION 2 GUARANTEE

2.1 Guarantee.

(a) Each of the Canadian Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Canadian Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of the Canadian Borrower owed to the Secured Parties.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Canadian Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Canadian Guarantor under applicable law, including applicable federal or provincial laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Canadian Guarantor provided in subsection 2.2 be included as an asset of the respective Canadian Guarantor in determining the maximum liability of such Canadian Guarantor hereunder.

(c) Each Canadian Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Canadian Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit, all other Borrower Obligations then due and owing, and the obligations of each Canadian Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the ABL Credit Agreement the Canadian Borrower may be free from any Borrower Obligations, (ii) as to any Canadian Guarantor, the sale or other disposition of all of the Capital Stock of such Canadian Guarantor (to a Person other than the Canadian Borrower or a Canadian Guarantor), or any other transaction or occurrence as a result of which such Canadian Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the ABL Credit Agreement and (iii) as to any Canadian Guarantor, such Canadian Guarantor becoming an Excluded Subsidiary.

(e) No payment made by the Canadian Borrower, any of the Canadian Guarantors, any other Canadian Guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Canadian Borrower, any of the Canadian Guarantors, any other Canadian Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Canadian Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Canadian Guarantor in respect of the Borrower Obligations or any payment received or collected from such Canadian Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of the Canadian Borrower guaranteed by it hereunder up to the maximum liability of such Canadian Guarantor hereunder until the earliest to occur of (i) the first date on which all the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit and all other Borrower Obligations then due and owing, are paid in full in cash, no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized ,backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) and the Commitments are terminated, (ii) as to any Canadian Guarantor, a sale or other disposition of all of the Capital Stock of such Canadian Guarantor (other than to the Canadian Borrower or a Canadian Guarantor), or any other transaction or occurrence as a result of which such Canadian Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case, that is permitted under the ABL Credit Agreement and (iii) as to any Canadian Guarantor, such Canadian Guarantor becoming an Excluded Subsidiary.

2.2 Right of Contribution. Each Canadian Guarantor hereby agrees that to the extent that a Canadian Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Canadian Guarantors on the date the respective payment is made) of any payment made hereunder, such Canadian Guarantor shall be entitled to seek and receive contribution from and against any other Canadian Guarantor hereunder that has not paid its proportionate share of such payment. Each Canadian Guarantor’s right of contribution shall be subject to the terms and conditions of subsection 2.3. The provisions of this subsection 2.2 shall in no respect limit the obligations and liabilities of any Canadian Guarantor to the Administrative Agent and the other Secured Parties, and each Canadian Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Canadian Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Canadian Guarantor hereunder or any set-off or application of funds of any Canadian Guarantor by the ABL Collateral Agent or any other Secured Party, no Canadian Guarantor shall be entitled to be subrogated to any of the rights of the ABL Collateral Agent or any other Secured Party against the Canadian Borrower or any other Canadian Guarantor or any collateral security or guarantee or right of offset held by the ABL Collateral Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Canadian Guarantor seek or be entitled to seek any contribution or reimbursement from the Canadian Borrower or any other Canadian Guarantor in respect of payments made by such Canadian Guarantor hereunder, until all amounts owing to the ABL Collateral Agent and the other Secured Parties by the Canadian Borrower on account of the Borrower Obligations are paid in full in cash, no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) and the Commitments are terminated. If any amount shall be paid to any Canadian

Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Canadian Facility Letter of Credit shall remain outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) or any of the Commitments shall remain in effect, such amount shall be held by such Canadian Guarantor in trust for the ABL Collateral Agent and the other Secured Parties, segregated from other funds of such Canadian Guarantor, and shall, forthwith upon receipt by such Canadian Guarantor, be turned over to the ABL Collateral Agent in the exact form received by such Canadian Guarantor (duly endorsed by such Canadian Guarantor to the ABL Collateral Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Canadian Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the ABL Collateral Agent may determine.

2.4 Amendments, etc. with Respect to the Obligations. To the maximum extent permitted by law, each Canadian Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Canadian Guarantor and without notice to or further assent by any Canadian Guarantor, any demand for payment of any of the Borrower Obligations made by the ABL Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the ABL Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the ABL Collateral Agent, the Administrative Agent or any other Secured Party, and the ABL Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the ABL Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the ABL Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the ABL Collateral Agent, the Administrative Agent and each other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5 Guarantee Absolute and Unconditional. Each Canadian Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the ABL Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Canadian Borrower and any of the Canadian Guarantors, on the one hand, and the ABL Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Canadian Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Canadian Borrower or any of the other Canadian Guarantors with respect to any of the Borrower Obligations. Each Canadian Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Canadian Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the ABL Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the ABL Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Canadian Borrower against the ABL Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, non-perfection, taking, or release of Collateral, (e) any change in the structure or existence of the Canadian Borrower, (f) any application of Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the ABL Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation, (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives the Canadian Borrower or any Canadian Guarantor of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of the Canadian Borrower or such Canadian Guarantor) or any existence of or reliance on any representation by the Secured Parties that constitutes, or might be construed to constitute, an equitable or legal discharge of the Canadian Borrower for the Borrower Obligations, or of such Canadian Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Canadian Guarantor, the ABL Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Canadian Borrower, any other Canadian Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Canadian Guarantor hereunder or any right of offset with respect thereto, and any failure by the ABL Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Canadian Borrower, any other Canadian Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Canadian Borrower, any other Canadian Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Canadian Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the ABL Collateral Agent, the Administrative Agent or any other Secured Party against any Canadian Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee of any Canadian Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Canadian Guarantor hereunder is rescinded or must otherwise be restored or returned by the ABL Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Canadian Borrower or any Canadian Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Canadian Borrower or any Canadian Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Canadian Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Canadian Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the ABL Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in subsection 11.2 of the ABL Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Canadian Guarantor from time to time in accordance with subsection 11.2 of the ABL Credit Agreement.

2.8 Remedies. The Administrative Agent and the Secured Parties need not seek or exhaust their recourse against the Canadian Borrower or any other Person or realize on any security interest they may hold in respect of the Borrower Obligations or the Guarantor Obligations before being entitled to (a) enforce payment and performance under this Agreement, or (b) pursue any other remedy against a Canadian Guarantor. Should the Administrative Agent or the Secured Parties elect to realize on any security interest they hold, either before, concurrently with, or after demand for payment under this Agreement, such Canadian Guarantor renounces the benefits of division or discussion.

SECTION 3 GRANT OF SECURITY INTEREST

3.1 Grant. Each Canadian Grantor hereby grants, assigns, hypothecates and pledges all of its present and after acquired personal property to the ABL Collateral Agent, for the benefit of the Secured Parties, including, without limitation, a security interest in all of the Collateral of such Canadian Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Canadian Grantor, except as provided in subsection 3.3 and subject to existing licenses to use the Copyrights, Patents, Trade-marks, Trade Secrets and Industrial Designs granted by such Canadian Grantor in the ordinary course of business and described on Schedule 3 hereto. The term “Collateral,” as to any Canadian Grantor, means all present and after acquired personal property of such Canadian Grantor, including the following property (wherever located) now owned or at any time hereafter acquired by such Canadian Grantor or in which such Canadian Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in subsection 3.3:

(a) all Accounts;

(b) all Money (including all cash);

(c) all Cash Equivalents;

(d) all Chattel Paper;

(e) all Contracts;

(f) all Deposit Accounts;

(g) all Documents of Title;

(h) all Equipment and Goods;

(i) all Intangibles;

(j) all Instruments;

(k) all Intellectual Property;

(l) all Inventory;

(m) all Investment Property;

(n) all books and records relating to the foregoing;

(o) the Collateral Proceeds Account; and

(p) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, Collateral shall not include any Pledged Collateral, Excluded Assets or any property or assets described in the proviso to the definition of Pledged Stock.

3.2 Pledged Collateral. Each Canadian Granting Party that is a Canadian Pledgor hereby grants to the ABL Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Canadian Pledgor now owned or at any time hereafter acquired by such Canadian Pledgor, including any Proceeds thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Canadian Pledgor, except as provided in subsection 3.3.

3.3 Certain Limited Exceptions. No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Canadian Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a) any Instruments, Contracts, Chattel Paper, Intangibles, Copyright Licenses, Patent Licenses, Trade-mark Licenses, Trade Secret Licenses, Industrial Design Licenses or other contracts or agreements with or issued by Persons other than Holding, a Subsidiary of Holding, the Parent Borrower, a Restricted Subsidiary or an Affiliate thereof (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the PPSA and any other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(b) any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) is subject to a Lien described in subsection 8.2(e) (with respect to Purchase Money Obligations or Capitalized Lease Obligations) or 8.2(n) of the ABL Credit Agreement (with respect to such Liens described in such subsection 8.2(e) of the ABL Credit Agreement) to the extent that the agreements governing such Purchase Money Obligations or Capitalized Lease Obligations prohibit the granting of a security interest to the ABL Collateral Agent hereunder (but in each case only for so long as such Liens are in place) or (y) is subject to any Lien in respect of Hedging Obligations permitted by subsection 8.2(d) of the ABL Credit Agreement that do not constitute Secured Bank Product Obligations of the ABL Credit Agreement to the extent that the agreements governing such Hedging Obligations prohibit the granting of a security interest to the ABL Collateral Agent hereunder (but in each case only for so long as such Liens are in place), and, in the case of such other property, such other property consists solely of (i) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions, or to such Hedging Obligations, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (1) any Hedging Obligations or (2) any other agreements, instruments or documents related to any such Hedging Obligations or to any of the assets referred to in any of clauses (i) through (iii) of this clause (y);

(c) any property that (A) would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with a Sale and Leaseback Transaction or (B) is subject to any Liens permitted under subsection 8.2 of the ABL Credit Agreement which relates to property subject to any such Sale and Leaseback Transaction or Intangibles related thereto (but only for so long as such Liens are in place), provided that, notwithstanding the foregoing, a security interest of the Collateral Agent shall attach to any money, securities or other consideration received by any Canadian Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;

(d) each Canadian Pledgor acknowledges that certain of the Pledged Collateral of such Canadian Pledgor may now or in the future consist of ULC Shares, and that it is the intention of the ABL Collateral Agent and each Canadian Pledgor that neither the ABL Collateral Agent nor any other Secured Party should under any circumstances prior to realization be held to be a “member” or “shareholder,” as applicable, of a ULC for the purposes of any ULC Laws. Therefore, notwithstanding any provisions to the contrary contained in this Agreement, the ABL Credit Agreement or any other Loan Document, where a Canadian Pledgor is the registered and beneficial owner of ULC Shares which are Pledged Collateral of such Canadian Pledgor, such Canadian Pledgor will remain the sole registered and beneficial owner of such ULC Shares until such time as such ULC Shares are effectively transferred into the name of the ABL Collateral Agent, any other Secured Party, or any other Person on the books and records of the applicable ULC. Accordingly, each Canadian Pledgor shall be entitled to receive and retain for its own account any dividend or other distribution, if any, in respect of such ULC Shares (except for any dividend or distribution comprised of Certificated Securities representing Pledged Collateral, which shall be delivered to the ABL Collateral Agent to hold as Pledged Collateral hereunder) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the applicable ULC to the same extent as such Canadian Pledgor would if such ULC Shares were not pledged to the ABL Collateral Agent pursuant hereto. Nothing in this Agreement, the ABL Credit Agreement or any other Loan Document is intended to, and nothing in this Agreement, the ABL Credit Agreement or any other Loan Document shall, constitute the ABL Collateral Agent, any other Secured Party, or any other Person other than the applicable Canadian Pledgor, a member or shareholder of a ULC for the purposes of any ULC Laws (whether listed or unlisted, registered or beneficial), until such time as notice is given to such Canadian Pledgor and further steps are taken pursuant hereto or thereto so as to register the ABL Collateral Agent, any other Secured Party, or such other Person, as specified in such notice, as the holder of the ULC Shares. To the extent any provision hereof would have the effect of constituting the ABL Collateral Agent or any other Secured Party as a member or a shareholder, as applicable, of any ULC prior to such time, such provision shall be severed herefrom and shall be ineffective with respect to ULC Shares which are Pledged Collateral of any Canadian Pledgor, without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Collateral of any Canadian Pledgor which is not ULC Shares. Except upon the exercise of rights of the ABL Collateral Agent to sell, transfer or otherwise dispose of ULC Shares in accordance with this Agreement, each Canadian Pledgor shall not cause or permit, or enable an Issuer that is a ULC to cause or permit, the ABL Collateral Agent or any other Secured Party to: (a) be registered as a shareholder or member of such Issuer; (b) have any notation entered in their favour in the share register of such Issuer; (c) be held out as shareholders or members of such Issuer; (d) receive, directly or indirectly, any dividends, property or other distributions from such Issuer by reason of the ABL Collateral Agent holding the security interests over the ULC Shares; or (e) act as a shareholder of such Issuer, or exercise any rights of a shareholder including the right to attend a meeting of shareholders of such Issuer or to vote its ULC Shares;

(e) Capital Stock which is described in the proviso to the definition of Pledged Stock;

(f) any interest in leased real property (including fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(g) any fee interest in owned real property (including fixtures related thereto) if the fair market value of such fee interest is less than the Dollar Equivalent of $25,000,000 individually;

(h) any Vehicles;

(i) assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Holding or any of its Subsidiaries as reasonably determined in writing by the Parent Borrower, the Administrative Agent and, to the extent such assets would otherwise constitute Collateral, the ABL Collateral Agent, that are excessive in view of the benefits that would be obtained by the Secured Parties;

(j) those assets over which the granting of security interests in such assets would be prohibited by contract permitted under the ABL Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (after giving effect to the applicable anti-assignment provisions of the PPSA, or any other applicable law or principles of equity as in effect in any relevant jurisdiction), or to the extent that such security interests would result in material adverse tax consequences to the Parent Borrower or any one or more of its Subsidiaries as reasonably determined in writing by the Parent Borrower and consented to in writing by the ABL Collateral Agent (it being understood that the Lenders shall not require the Canadian Borrower or any of its subsidiaries to enter into any security agreements or pledge agreements governed by foreign law);

(k) Foreign Intellectual Property; and

(l) any aircraft, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other assets constituting a part thereof.

3.3.1 The Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the security interest granted hereby in the Collateral, the Canadian Grantors or any of them shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

3.3.2 The term “Goods” when used in this Agreement shall not include Consumer Goods of any Canadian Grantor.

3.3.3 Notwithstanding subsection 3.1, any Canadian Grantor’s grant of security in Trade-marks under this Agreement shall be limited to a grant by such Canadian Grantor of a security interest in all of such Canadian Grantor’s right, title and interest in such Trade-marks.

3.3.4 Each Canadian Grantor and the ABL Collateral Agent hereby acknowledge that (a) value has been given in respect of the security interests granted herein; (b) such Canadian Grantor has rights in the Collateral in which it has granted a security interest (other than after-acquired property); (c) this Agreement constitutes a security agreement as that term is defined in the PPSA; (d) it has not agreed to postpone the time of attachment of the security interest granted hereunder; and (e) it has received a copy of this Agreement.

3.3.5 If the Collateral is realized upon and the security interest in the Collateral is not sufficient to satisfy all of the Borrower Obligations or Guarantor Obligations, each Canadian Grantor acknowledges and agrees that, subject to the provisions of the PPSA, such Canadian Grantor shall continue to be liable for any Borrower Obligations or Guarantor Obligations, as applicable, remaining outstanding and the ABL Collateral Agent shall be entitled to pursue full payment thereof.

SECTION 4 REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Each Canadian Guarantor. To induce the ABL Collateral Agent and the Lenders to enter into the ABL Credit Agreement and to induce the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrower thereunder, each Canadian Guarantor hereby represents and warrants to the ABL Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the ABL Credit Agreement as they relate to such Canadian Guarantor or to the Loan Documents to which such Canadian Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the ABL Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this subsection 4.1, be deemed to be a reference to such Canadian Guarantor’s knowledge.

4.2 Representations and Warranties of Each Canadian Grantor. To induce the ABL Collateral Agent and the Lenders to enter into the ABL Credit Agreement and to induce the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrower thereunder, each Canadian Grantor hereby represents and warrants to the ABL Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions:

4.2.1 Title; No Other Liens. Except for the security interests granted to the ABL Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Canadian Grantor’s Security Collateral by the ABL Credit Agreement (including, without limitation, subsection 8.2 thereof), such Canadian Grantor owns each item of such Canadian Grantor’s Collateral free and clear of any and all Liens. As of the Closing Date, except as set forth on Schedule 3, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Canadian Grantor’s Security Collateral is on file or of record in any public office in Canada, any province, territory or dependency thereof or the District of Columbia, except such as have been filed in favour of the ABL Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the ABL Credit Agreement (including, without limitation, subsection 8.2 thereof) or any other Loan Document or for which financing charge statements or discharges will be delivered on the Closing Date.

4.2.2 Perfected First Priority Liens.

(a) This Agreement is effective to create, as collateral security for the Obligations of such Canadian Grantor, valid and enforceable Liens on such Canadian Grantor’s Security Collateral in favour of the ABL Collateral Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favour of the Canadian federal, provincial or territorial government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents of Title, upon the earlier of such Filing or the delivery to and continuing possession by the ABL Collateral Agent of all Instruments, Chattel Paper and Documents of Title a security interest in which is perfected by possession, and upon obtaining and maintenance of “control” (as defined in the STA) by the ABL Collateral Agent or any nominee of the ABL Collateral Agent with respect to Pledged Stock), the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Canadian Grantor’s Security Collateral in favour of the ABL Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons, in each case other than Liens permitted to have priority pursuant to subsection 8.2 of the ABL Credit Agreement, and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the ABL Collateral Agent or the recording of other applicable documents in the Canadian Intellectual Property Office may be necessary for perfection or enforceability, and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganisation, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or short form or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing statements or financing change statements for filing in the jurisdictions listed in Schedule 4A which such schedule includes the jurisdictions where each Canadian Grantor has tangible personal property.

“Ordinary Course Transferees”: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business, (ii) with respect to Intangibles only, licensees in the ordinary course of business and (iii) any other Person who is entitled to take free of the Lien pursuant to the PPSA as in effect from time to time in the relevant jurisdiction.

“Specified Assets”: the following property and assets of such Canadian Grantor:

(1)	Patents, Patent Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the PPSA or by the filing and acceptance of this Agreement or intellectual property security agreements in the Canadian Intellectual Property Office or (b) such Patents, Patent Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;

(2)	Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that the PPSA is not applicable to the creation or perfection of Liens thereon or Liens thereon cannot be perfected by filing and acceptance of intellectual property security agreements in the Canadian Intellectual Property Office;

(3)	Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of Canada and the United States of America (or any province, territory or state thereof, as applicable);

(4)	Goods included in Collateral received by any Person from any Canadian Grantor for “sale or return” to the extent of claims of creditors of such Person;

(5)	fixtures, Vehicles, any other assets subject to certificates of title, Money and Cash Equivalents (other than Cash Equivalents constituting Investment Property to the extent a security interest therein is perfected by the filing of a financing statement under the PPSA as in effect from time to time in the relevant jurisdiction);

(6)	Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable cash Proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or the Concentration Account of a Canadian Grantor subject to the ABL Collateral Agent’s control;

(7)	Contracts, Accounts or receivables subject to the Financial Administration Act (Canada);

(8)	Uncertificated Securities (to the extent a security interest is not perfected by the filing of a financing statement under the PPSA as in effect from time to time in the relevant jurisdiction);

(9)	any Goods in which a security interest is not perfected by filing a financing statement in either the applicable Canadian Grantor’s jurisdiction of organization or the jurisdiction of the location of such Goods; and

(10)	any assets specifically requiring perfection through control agreements (including cash, cash equivalents, deposit accounts or other bank or securities accounts), other than (i) any assets in which a security interest is automatically perfected by filings under the PPSA, (ii) Pledged Stock and (iii) DDAs, Concentration Accounts and the Canadian Core Concentration Account (in each case only to the extent required pursuant to subsection 4.16 of the ABL Credit Agreement).

4.2.3 Jurisdiction of Organization and Location of Collateral. On the date hereof, such Canadian Grantor’s jurisdiction of organization, location of its chief executive office and the location of its Collateral are as specified on Schedule 4B, including the books and records relating to the Collateral.

4.2.4 [Reserved]

4.2.5 Accounts Receivable. The amounts represented by such Canadian Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Canadian Grantor’s Accounts Receivable constituting Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Canadian Grantor in accordance with GAAP. Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Canadian Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Canadian Grantor. Such Canadian Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business, as otherwise permitted by the Loan Documents or as such Canadian Grantor may otherwise advise the Administrative Agent in writing.

4.2.6 Patents, Trade-marks, Copyrights and Industrial Designs. Schedule 5 lists all material Trade-marks, material Copyrights, material Patents and material Industrial Designs, in each case, registered in the Canadian Intellectual Property Office and owned by such Canadian Grantor in its own name as of the date hereof, and all material Trade-mark Licenses, all material Copyright Licenses, all material Patent Licenses and all material Industrial Design Licenses (including, without limitation, material Trade-mark Licenses for registered Trade-marks, material

Copyright Licenses for registered Copyrights, material Patent Licenses for registered Patents and material Industrial Design Licenses for registered Industrial Designs but excluding licenses to commercially available “off-the-shelf” software) owned by such Canadian Grantor in its own name as of the date hereof, in each case, other than Foreign Intellectual Property.

4.2.7 [Reserved].

4.3 Representations and Warranties of Each Canadian Pledgor. To induce the ABL Collateral Agent, the Administrative Agent and the Canadian Facility Lenders to enter into the ABL Credit Agreement and to induce the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrower thereunder, each Canadian Pledgor hereby represents and warrants to the ABL Collateral Agent and each other Secured Party that:

4.3.1 Except as provided in subsection 3.3, the shares of Pledged Stock pledged by such Canadian Pledgor hereunder include all the issued and outstanding shares of all classes of the Capital Stock of such Subsidiary owned by such Canadian Pledgor.

4.3.2 [Reserved].

4.3.3 Such Canadian Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens permitted by subsection 8.2 of the ABL Credit Agreement.

4.3.4 Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon delivery to the ABL Collateral Agent of the Certificated Securities evidencing the Pledged Securities held by such Canadian Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created by this Agreement in such Pledged Securities constituting Certificated Securities, assuming the continuing possession of such Pledged Securities by the ABL Collateral Agent will constitute a valid, perfected first priority security interest in such Pledged Securities to the extent provided in and governed by the PPSA enforceable in accordance with its terms against all creditors of such Canadian Pledgor and any Persons purporting to purchase such Pledged Securities from such Canadian Pledgor, in each case subject to Liens permitted by subsection 8.2 of the ABL Credit Agreement to attach to such Pledged Securities, and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5 Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the earlier of (x) the filing of the Financing Statements or of financing statements delivered pursuant to subsection 7.9 of the ABL Credit Agreement in the relevant jurisdiction and (y) the obtaining and maintenance of “control” (as described in the STA) by the ABL Collateral Agent (or its agent appointed for purposes of perfection), of all Pledged Securities that constitute Uncertificated Securities, the security interest created by this Agreement in such Pledged Securities that constitute Uncertificated Securities and upon filing of the financing statements listed on Schedule 3, will constitute a valid, perfected (and in the case of clause (y), first priority) security interest in such Pledged Securities constituting Uncertificated Securities to the extent provided in and governed by the STA, enforceable in accordance with its terms against all creditors of such Canadian Pledgor and any persons purporting to purchase such Pledged Securities from such Canadian Pledgor, to the extent provided in and governed by the STA, in each case subject to Liens permitted by subsection 8.2 of the ABL Credit Agreement to attach to such Pledged Securities, and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.4 Representations and Warranties of Each Canadian Granting Party.

4.4.1 As of the Closing Date, Schedule 4B sets forth the full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability company certificate of formation or similar organizational documents, in each case as amended to date), the type of organization, the jurisdiction of organization (or formation, as applicable), the organizational identification number and the principal place of business (or chief executive office address if such Canadian Grantor has more than one principal place of business) and the preferred mailing address (if different than chief executive office) of each Canadian Granting Party.

SECTION 5 COVENANTS

5.1 Covenants of Each Canadian Guarantor. Each Canadian Guarantor covenants and agrees with the ABL Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit, and all other Obligations then due and owing, shall have been paid in full in cash, no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) and the Commitments shall have terminated, (ii) as to any Canadian Guarantor, a sale or other disposition of all the Capital Stock of such Canadian Guarantor (other than to the Canadian Borrower or a Canadian Guarantor), or any other transaction or occurrence as a result of which such Canadian Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the ABL Credit Agreement or (iii) as to any Canadian Guarantor, such Canadian Guarantor becoming an Excluded Subsidiary, such Canadian Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Canadian Guarantor or any of its Restricted Subsidiaries.

5.2 Covenants of Each Canadian Grantor. Each Canadian Grantor covenants and agrees with the ABL Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility, and all other Obligations then due and owing shall have been paid in full in cash, no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) and the Commitments shall have terminated, (ii) as to any Canadian Grantor, a sale or other disposition of all the Capital Stock of such Canadian Grantor (other than to the Canadian Borrower or a Canadian Guarantor), or any other transaction or occurrence as a result of which such Canadian Grantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the ABL Credit Agreement or (iii) as to any Canadian Grantor, such Canadian Grantor becoming an Excluded Subsidiary:

5.2.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Canadian Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Canadian Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Canadian Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the ABL Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the ABL Collateral Agent such Instrument or Chattel Paper shall be promptly delivered to the ABL Collateral Agent, duly endorsed in a manner reasonably satisfactory to the ABL Collateral Agent, to be held as Collateral pursuant to this Agreement. Such Canadian Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the ABL Credit Agreement.

5.2.2 [Reserved]

5.2.3 Payment of Obligations. Such Canadian Grantor will pay and discharge or otherwise satisfy before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Canadian Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labour, materials and supplies) against or with respect to such Canadian Grantor’s Collateral, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Canadian Grantor and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Canadian Grantor shall maintain the security interest created by this Agreement in such Canadian Grantor’s Collateral as a perfected security interest as and to the extent described in subsection 4.2.2 and to defend the security interest created by this Agreement in such Canadian Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b) Such Canadian Grantor will furnish to the ABL Collateral Agent from time to time statements and schedules further identifying and describing such Canadian Grantor’s Collateral and such other reports in connection with such Canadian Grantor’s Collateral as the ABL Collateral Agent may reasonably request in writing, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the ABL Collateral Agent, and at the sole expense of such Canadian Grantor, such Canadian Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the ABL Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Canadian Grantor, including, without limitation, the filing of any financing statements or financing change statements under the PPSA as in effect from time to time in any Canadian jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Canadian Borrower nor any Canadian Grantor will be required to (i) take any action in any jurisdiction other than Canada, or required by the laws of any such non-Canadian jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-Canadian jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by subsection 4.16 of the ABL Credit Agreement and (B) in the case of Security Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes to the ABL Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) (except, in each case (A) as required by subsection 4.16 of the ABL Credit Agreement and (B) to the extent consisting of proceeds perfected by the filing of a financing statement under the PPSA or, in the case of Pledged Stock, by being held by the ABL Collateral Agent or an Additional Agent as agent for the ABL Collateral Agent), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property constituting Excluded Assets.

(d) The ABL Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Canadian Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.2.5 Changes in Name, Jurisdiction of Organization, etc. Such Canadian Grantor will give prompt written notice to the ABL Collateral Agent of any change in its name, legal form or jurisdiction of organization (whether by amalgamation or otherwise) (and in any event, within 30 days of such change); provided that, promptly after receiving a written request therefor from the ABL Collateral Agent, such Canadian Grantor shall deliver to the ABL Collateral Agent all additional financing statements or financing change statements and other documents reasonably necessary or desirable to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the ABL Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the ABL Collateral Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Canadian Grantor. Upon any such approval such Canadian Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the ABL Collateral Agent.

5.2.6 Notices. Such Canadian Grantor will advise the ABL Collateral Agent promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or permitted by the ABL Credit Agreement (including Liens permitted by subsection 8.2 of the ABL Credit Agreement) on any of such Canadian Grantor’s Collateral which would materially adversely affect the ability of the ABL Collateral Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the security interests created hereby.

5.2.7 Pledged Stock. In the case of each Canadian Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock other than ULC Shares issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the ABL Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 with respect to the Pledged Stock other than ULC Shares issued by it.

5.2.8 Accounts Receivable.

(a) With respect to Accounts Receivable, such Canadian Grantor will not, other than in the ordinary course of business or as permitted by the Loan Documents, (i) grant any extension of the time of payment of any of such Canadian Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable, (v) amend, supplement or modify any such Account Receivable unless such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications would not reasonably be expected to materially adversely affect the value of the Accounts Receivable taken as a whole or (vi) evidence any Accounts Receivable by an Instrument as Chattel Paper.

(b) Such Canadian Grantor will deliver to the ABL Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable that disputes the validity or enforceability of more than 7.5% of the aggregate amount of the then outstanding Accounts Receivable.

5.2.9 Maintenance of Records. Such Canadian Grantor will keep and maintain at its own cost and expense reasonably satisfactory records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10 Acquisition of Intellectual Property. Concurrently with the delivery of the annual Compliance Certificate pursuant to subsection 7.2(a) of the ABL Credit Agreement, the Borrower Representative will notify the ABL Collateral Agent of any acquisition by the Canadian Grantor of (i) any registration of any material Copyright, Patent, Trade-mark or Industrial Design or (ii) any exclusive rights under a material Copyright License, Patent License, Trade-mark License or Industrial Design License constituting Collateral, and shall take such actions as may be reasonably requested by the ABL Collateral Agent (but only to the extent such actions are within such Canadian Grantor’s control) to perfect the security interest granted to the ABL Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any Copyright, Patent, Trade-mark or Industrial Design constituting Collateral, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Canadian Grantor) and/or (y) the making of appropriate registrations (I) of financing statements under the PPSA as in effect from time to time in any applicable jurisdiction and/or (II) in the Canadian Intellectual Property Office, or with any other applicable Canadian governmental authority.

5.2.11 [Reserved].

5.2.12 [Reserved].

5.2.13 Deposit Accounts; etc. Such Canadian Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of subsection 4.16 of the ABL Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Canadian Grantor or any of its Subsidiaries.

5.2.14 Protection of Trade-marks. Such Canadian Grantor shall, with respect to any Trade-marks that are material to the business of such Canadian Grantor, use commercially reasonable efforts not to cease the use of any of such Trade-marks or fail to maintain the level of the quality of products sold and services rendered under any of such Trade-marks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trade-marks use such consistent standards of quality, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.15 Protection of Intellectual Property. Subject to and except as permitted by the ABL Credit Agreement, such Canadian Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of Canadian Grantor may lapse, expire, or become abandoned, or unenforceable, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.16 Assignment of Letter-of-Credit Rights. In the case of any letters of credit not constituting Excluded Assets acquired following the Closing Date and constituting Collateral, such Canadian Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related letter of credit.

5.3 Covenants of Each Canadian Pledgor. Each Canadian Pledgor covenants and agrees with the ABL Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit, and all other Obligations then due and owing shall have been paid in full in cash, no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender) and the Commitments shall have terminated, (ii) as to any Canadian Pledgor, a sale or other disposition of all the Capital Stock of such Canadian Pledgor (other than to the Canadian Borrower or a Canadian Guarantor), or any other transaction or occurrence as a result of which such Canadian Pledgor ceases to be a Restricted Subsidiary of the Parent Borrower, in each that is permitted under the ABL Credit Agreement or (iii) as to any Canadian Pledgor, such Canadian Pledgor becoming an Excluded Subsidiary:

5.3.1 Additional Shares. If such Canadian Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any Certificated Securities (including, without limitation, any Certificated Securities representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any Certificated Securities issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Canadian Pledgor shall accept the same as the agent of the ABL Collateral Agent and the other Secured Parties, hold the same in trust for the ABL Collateral Agent and the other Secured Parties and deliver the same forthwith to the ABL Collateral Agent (who will hold the same on behalf of the Secured Parties as Pledged Collateral) in the exact form received, duly endorsed by such Canadian Pledgor to the ABL Collateral Agent, as applicable, if required, together with an undated stock power covering such Certificated Securities duly executed in blank by such Canadian Grantor, to be held by the ABL Collateral Agent subject to the terms hereof, as additional collateral security for the Obligations (subject to subsection 3.3). Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower not prohibited by the ABL Credit Agreement) shall be paid over to the ABL Collateral Agent to be held by the ABL Collateral Agent subject to the terms hereof as additional collateral security for the Obligations, and, except in the case of ULC Shares, in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favour of the ABL Collateral Agent, be delivered to the ABL Collateral Agent to be held by the ABL Collateral Agent subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the applicable Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Canadian Pledgor, such Canadian Pledgor shall, until such money or property is paid or delivered to the ABL Collateral Agent hold such money or property in trust for the Secured Parties, segregated from other funds of such Canadian Pledgor, as additional collateral security for the Obligations.

5.3.2 [Reserved].

5.3.3 Pledged Notes. Such Canadian Pledgor shall, within 60 days (or such longer period as may be agreed by the ABL Collateral Agent in its sole discretion) following the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to subsection 9.15), deliver to the ABL Collateral Agent all Pledged Notes then held by such Canadian Pledgor endorsed in blank or, at the request of the ABL Collateral Agent, endorsed to the ABL Collateral Agent. Furthermore, within ten Business Days after any Canadian Pledgor obtains a Pledged Note, such Canadian Pledgor shall cause such Pledged Note to be delivered to the ABL Collateral Agent endorsed in blank or, at the request of the ABL Collateral Agent, endorsed to the ABL Collateral Agent.

5.3.4 Maintenance of Security Interest.

(a) Such Canadian Pledgor shall maintain the security interest created by this Agreement in such Canadian Pledgor’s Pledged Collateral as a security interest having at least the perfection and priority described in subsection 4.3.4 or subsection 4.3.5, as applicable and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the ABL Collateral Agent and at the sole expense of such Canadian Pledgor, such Canadian Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the ABL Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Canadian Pledgor; provided, that notwithstanding any other provision of this Agreement or any other Loan Documents, neither the Parent Borrower nor any other Canadian Pledgor will be required to (i) take any action in any jurisdiction other Canada, or required by the laws of any such non-Canadian jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-Canadian jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by subsection 4.16 of the ABL Credit Agreement and (B) in the case of Security Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes to the ABL Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) constituting Excluded Assets (except, in each case, to the extent consisting of proceeds perfected by the filing of a financing statement under the PPSA or, in the case of Pledged Stock, by being held by the ABL Collateral Agent or an Additional Agent as agent for the ABL Collateral Agent), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property constituting Excluded Assets.

(b) The ABL Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining or delivery of documents or other deliverables with respect to, particular assets of any Canadian Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

SECTION 6 REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Accounts.

(a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the ABL Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Canadian Grantor shall furnish all such assistance and information as the ABL Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default upon the ABL Collateral Agent’s reasonable request and at the expense of the relevant Canadian Grantor, such Canadian Grantor shall cause independent public or chartered accountants or others reasonably satisfactory to the ABL Collateral Agent to furnish to the ABL Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b) The ABL Collateral Agent hereby authorizes each Canadian Grantor to collect such Canadian Grantor’s Accounts Receivable and the ABL Collateral Agent may curtail or terminate said authority at any time, without limiting the ABL Collateral Agent’s rights under subsection 4.16 of the ABL Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement. If required by the ABL Collateral Agent at any time, without limiting the ABL Collateral Agent’s rights under subsection 4.16 of the ABL Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement any Proceeds constituting payments or other cash Proceeds of Accounts Receivable constituting Collateral, when collected by such Canadian Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Canadian Grantor) deposited in, or otherwise transferred by such Canadian Grantor to, the Collateral Proceeds Account, subject to withdrawal by the

ABL Collateral Agent for the account of the Secured Parties only as provided in subsection 6.5, and (ii) until so turned over, shall be held by such Canadian Grantor in trust for the ABL Collateral Agent and the other Secured Parties, segregated from other funds of such Canadian Grantor. All Proceeds constituting collections or other cash Proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Canadian Grantor in trust for the benefit of the ABL Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default specified in subsection 9(a) of the ABL Credit Agreement has occurred and is continuing at the ABL Collateral Agent’s election, each of the ABL Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Canadian Grantor to the payment of the Obligations of such Canadian Grantor then due and owing, such application to be made as set forth in subsection 6.5. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in subsection 6.1(d).

(c) At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement at the ABL Collateral Agent’s request, each Canadian Grantor shall deliver to the ABL Collateral Agent copies or, if required by the ABL Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Canadian Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Canadian Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Canadian Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts related thereto.

(d) So long as no Event of Default has occurred and is continuing the ABL Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Canadian Grantor’s Collateral Proceeds Account to any account designated by such Canadian Grantor, maintained in compliance with the provisions of subsection 4.16 of the ABL Credit Agreement. In the event that an Event of Default has occurred and is continuing the ABL Collateral Agent, at its option, may require that each Collateral Proceeds Account and the Concentration Account of each Canadian Grantor be established at the ABL Collateral Agent or another institution reasonably acceptable to the ABL Collateral Agent. Subject to subsection 4.16 of the ABL Credit Agreement, each Canadian Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Concentration Account, and to maintain such balances in its Concentration Account, as it shall deem to be necessary or desirable.

6.2 Communications with Obligors; Canadian Grantors Remain Liable.

(a) The ABL Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement communicate with obligors under the Accounts Receivable and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the ABL Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b) Upon the request of the ABL Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement each Canadian Grantor shall notify obligors on such Canadian Grantor’s Accounts Receivable and parties to such Canadian Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the ABL Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the ABL Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Canadian Grantor shall remain liable under each of such Canadian Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the ABL Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Accounts Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the ABL Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the ABL Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Canadian Grantor under or pursuant to any Accounts Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock.

(a) Unless an Event of Default shall have occurred and be continuing and the ABL Collateral Agent shall have given notice to the relevant Canadian Pledgor of the ABL Collateral Agent’s intent to exercise its corresponding rights pursuant to subsection 6.3(b), each Canadian Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of subsection 5.3.1) and all payments made in respect of the Pledged Notes, to the extent permitted in the ABL Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or such other action taken which is prohibited by, or would result in any violation of, any provision of the ABL Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the ABL Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Canadian Pledgor or Canadian Pledgors, (i) the ABL Collateral Agent, subject to the terms of any applicable Intercreditor Agreement, shall have the right, except in the case of ULC Shares, to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Canadian Pledgor as provided in the ABL Credit Agreement consistent with subsection 6.5, and (ii) except in the case of ULC Shares, any or all of the Pledged Stock shall be registered in the name of the ABL Collateral Agent or a nominee of any thereof, as applicable, subject to the terms of any applicable Intercreditor Agreement, and the ABL Collateral Agent, or the nominee, as applicable, subject to the terms of any applicable Intercreditor Agreement, may thereafter exercise (x) except in the case of ULC Shares, all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) except in the case of ULC Shares, any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock other than ULC Shares upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Canadian Pledgor or the ABL Collateral Agent, subject to the terms of any applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock other than ULC Shares, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock other than ULC Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the ABL Collateral Agent may reasonably determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the ABL Collateral

Agent shall have no duty to any Canadian Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the ABL Collateral Agent, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in subsection 6.6 other than in accordance with subsection 6.6.

(c) Each Canadian Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Stock pledged by such Canadian Pledgor hereunder other than ULC Shares to, subject to any applicable Intercreditor Agreement, (i) comply with any instruction received by it from the ABL Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Canadian Pledgor, and each Canadian Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock directly to the ABL Collateral Agent.

6.4 Proceeds to Be Turned Over to the ABL Collateral Agent. In addition to the rights of the ABL Collateral Agent specified in subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, if an Event of Default shall occur and be continuing, and the ABL Collateral Agent shall have instructed any Canadian Grantor to do so, all Proceeds of Collateral received by such Canadian Grantor consisting of cash, cheques and other Cash Equivalent items shall be held by such Canadian Grantor in trust for the ABL Collateral Agent and the other Secured Parties hereto, segregated from other funds of such Canadian Grantor, and shall, forthwith upon receipt by such Canadian Grantor, be turned over to the ABL Collateral Agent in the exact form received by such Canadian Grantor (duly endorsed by such Canadian Grantor to the ABL Collateral Agent). All Proceeds of Security Collateral received by the ABL Collateral Agent hereunder shall be held by the ABL Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control. All Proceeds of Security Collateral while held by the ABL Collateral Agent in such Collateral Proceeds Account (or by the relevant Canadian Grantor in trust for the ABL Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Canadian Grantor and shall not constitute payment thereof until applied as provided in subsection 6.5 and any applicable Intercreditor Agreement.

6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Canadian Granting Party’s Security Collateral received by the ABL Collateral Agent (whether from the relevant Canadian Granting Party or otherwise) shall be held by the ABL Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Canadian Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the ABL Collateral Agent, subject to any applicable Intercreditor Agreement, be applied by the ABL Collateral Agent against the Obligations of the relevant Canadian Granting Party then due and owing in the order of priority set forth in the ABL Credit Agreement.

6.6 PPSA and Other Remedies.

(a) If an Event of Default shall occur and be continuing, subject to the terms of any applicable Intercreditor Agreement, the ABL Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada) and the PPSA and under any other applicable law and in equity. Subject to subsection 3.3(d), without limiting the generality of the foregoing, to the extent permitted by applicable law, subject to the terms of any applicable Intercreditor Agreement, the ABL Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Canadian Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the ABL Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law, subject to the terms of any applicable Intercreditor Agreement, the ABL Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Canadian Grantor, which right or equity is hereby waived and released. Each Canadian Granting Party further agrees, at the ABL Collateral Agent’s request (subject to the terms of any applicable Intercreditor Agreement), to assemble the Security Collateral and make it available to the ABL Collateral Agent at places which the ABL Collateral Agent shall reasonably select, whether at such Canadian Granting Party’s premises or elsewhere. The ABL Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the ABL Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Canadian Granting Party then due and owing, in the order of priority specified in subsection 6.5, and only after such application and after the payment by the ABL Collateral Agent of any other amount required by any provision of law, need the ABL Collateral Agent account for the surplus, if any, to such Canadian Granting Party. To the extent permitted by applicable law, (i) such Canadian Granting Party waives all claims, damages and demands it may acquire against the ABL Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the ABL Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b) The ABL Collateral Agent may appoint, remove or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of any Canadian Granting Party or not, to be an interim receiver, receiver or receivers (hereinafter called a “Receiver,” which term when used herein shall include a receiver and manager) of such Collateral (including any interest, income or profits therefrom). Any such Receiver shall, to the extent permitted by applicable law, be deemed the agent of such Canadian Granting Party and not of the ABL Collateral Agent, and the ABL Collateral Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or its servants, agents or employees. Subject to the provisions of the instrument appointing it, any such Receiver shall, if an Event of Default shall occur and be continuing, (i)

have such powers as have been granted to the ABL Collateral Agent under this Section 6 and (ii) be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the ABL Collateral Agent under this Section 6, which powers shall include, but are not limited to, the power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or any part of the business of such Canadian Granting Party and, subject to existing reserved rights or licenses, to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including any Canadian Granting Party, if an Event of Default shall occur and be continuing, enter upon, use and occupy all premises owned or occupied by such Canadian Granting Party wherein the Collateral may be situated, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on such Canadian Granting Party’s business or as security for loans or advances to enable the Receiver to carry on such Canadian Granting Party’s business or otherwise, as such Receiver shall, in its reasonable discretion, determine. Except as may be otherwise directed by the ABL Collateral Agent, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to the ABL Collateral Agent and any surplus shall be applied in accordance with applicable law. Every such Receiver may, in the discretion of the ABL Collateral Agent, be vested with, in addition to the rights set out herein, all or any of the rights and powers of the Administrative Agent, the ABL Collateral Agent described in the ABL Credit Agreement, the PPSA, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada).

6.7 Registration Rights.

(a) Subject to any applicable Intercreditor Agreement, if the ABL Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to subsection 6.6, and if in the reasonable opinion of the ABL Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the applicable securities legislation, the relevant Canadian Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the ABL Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the applicable securities legislation, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the ABL Collateral Agent, are necessary or advisable, all in conformity with the requirements of the applicable securities legislation and the rules and regulations of the applicable securities commission or regulation applicable thereto. Such Canadian Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities laws of any and all provinces and territories that the ABL Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the applicable securities legislation.

(b) Such Canadian Pledgor recognizes that the ABL Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in applicable securities legislation or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.

Such Canadian Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favourable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The ABL Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable securities legislation, even if such Issuer would agree to do so.

(c) Such Canadian Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Canadian Pledgor further agrees that a breach of any of the covenants contained in this subsection 6.7 will cause irreparable injury to the ABL Collateral Agent and the Lenders, that the ABL Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection 6.7 shall be specifically enforceable against such Canadian Pledgor, and to the extent permitted by applicable law, such Canadian Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants (except for a defense that no Event of Default has occurred or is continuing under the ABL Credit Agreement).

6.8 Waiver; Deficiency. Each Canadian Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Canadian Facility Revolving Credit Loans, Reimbursement Obligations constituting Obligations of such Canadian Granting Party and, to the extent then due and owing, all other Obligations of such Canadian Granting Party and the reasonable fees and disbursements of any legal counsel employed by the ABL Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7 THE ABL COLLATERAL AGENT

7.1 ABL Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Canadian Granting Party hereby irrevocably constitutes and appoints the ABL Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Canadian Granting Party and in the name of such Canadian Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the ABL Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default and in accordance with and subject to each applicable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement), (x) each Canadian Pledgor hereby gives the ABL Collateral Agent the power and right, on behalf of such Canadian Pledgor, without notice or assent by such Canadian Pledgor, to execute, in connection with any sale provided for in subsection 6.6 or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Canadian Pledgor’s Pledged Collateral other than any ULC Shares and (y) each Canadian Grantor hereby gives the ABL Collateral Agent the power and right, on behalf of such Canadian Grantor, without notice to or assent by such Canadian Grantor, to do any or all of the following:

(i) in the name of such Canadian Grantor or its own name, or otherwise, take possession of and endorse and collect any cheques, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts Receivable of such Canadian Grantor that constitutes Collateral or with respect to any other Collateral of such Canadian Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the ABL Collateral Agent for the purpose of collecting any and all such moneys due under any Accounts Receivable of such Canadian Grantor that constitutes Collateral or with respect to any other Collateral of such Canadian Grantor whenever payable;

(ii) in the case of any Copyright, Patent, Trade-mark or Industrial Design constituting Collateral of such Canadian Grantor, execute and deliver any and all agreements, instruments, documents and papers as the ABL Collateral Agent may reasonably request to such Canadian Grantor to evidence the ABL Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, Trade-mark or Industrial Design and the goodwill and intangibles of such Canadian Grantor relating thereto or represented thereby, and such Canadian Grantor hereby consents to the non-exclusive royalty free use by the Collateral Agent of any Copyright, Patent, Trade-mark or Industrial Design owned by such Canadian Grantor included in the Collateral for the purposes of disposing of any Collateral;

(iii) pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Security Collateral of such Canadian Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv) (A) direct any party liable for any payment under any of the Security Collateral of such Canadian Grantor to make payment of any and all moneys due or to become due thereunder directly to the ABL Collateral Agent or as the ABL Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Security Collateral of such Canadian Grantor; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Security Collateral of such Canadian Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Security Collateral of such Canadian Grantor or any portion thereof and to enforce any other right in respect of any Security Collateral of such Canadian Grantor; (E) defend any suit, action or proceeding brought against such Canadian Grantor with respect to any Security Collateral of such Canadian Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the ABL Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent, Trade-mark or Industrial Design constituting Security Collateral of such Canadian Grantor (along with the goodwill of the business to which any such Copyright, Patent, Trade-mark or Industrial Design pertains), for such term or terms, on such conditions, and in such manner, as the ABL Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Security Collateral of such Canadian Grantor as fully and completely as though the ABL Collateral Agent were the absolute owner thereof for all purposes, and do, at the ABL Collateral Agent’s option and such Canadian Grantor’s expense, at any time, or from time to time, all acts and things which the ABL Collateral Agent deems necessary to protect, preserve or realize upon the Security Collateral of such Canadian Grantor and the ABL Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Canadian Grantor might do.

(b) The reasonable expenses of the ABL Collateral Agent incurred in connection with actions undertaken as provided in this subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans that are Canadian Facility Revolving Credit Loans under the ABL Credit Agreement, from the date of payment by the ABL Collateral Agent to the date reimbursed by the relevant Canadian Granting Party, shall be payable by such Canadian Granting Party to the ABL Collateral Agent on demand.

(c) Each Canadian Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Canadian Granting Party until the earliest to occur of (i) the first date on which all the Canadian Facility Revolving Credit Loans and all other Borrower Obligations then due and owing, are paid in full in cash, no Canadian Facility Letters of Credit remain outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender), (ii) as to any Canadian Granting Party, a sale or other disposition of all of the Capital Stock of such Canadian Granting Party (other than to a Borrower or a Canadian Guarantor), or any other transaction or occurrence as a result of which such Canadian Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower, in each case, that is permitted under the Credit Agreement and (iii) as to any Canadian Granting Party, such Canadian Granting Party becoming an Excluded Subsidiary.

7.2 Duty of ABL Collateral Agent. The ABL Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession shall be to deal with it in the same manner as the ABL Collateral Agent deals with similar property for its own account. None of the ABL Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Canadian Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the ABL Collateral Agent and the other Secured Parties hereunder are solely to protect the ABL Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the ABL Collateral Agent or any other Secured Party to exercise any such powers. The ABL Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Canadian Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

7.3 Financing Statements. Pursuant to any applicable law, each Canadian Granting Party authorizes the ABL Collateral Agent to file or record financing statements, financing change statements and other filing or recording documents or instruments with respect to such Canadian Grantor’s Security Collateral without the signature of such Canadian Granting Party in such form and in such filing offices as the ABL Collateral Agent reasonably determines appropriate to perfect the security interests of the ABL Collateral Agent under this Agreement. Each Canadian Granting Party authorizes the ABL Collateral Agent to use any collateral description reasonably determined by the ABL Collateral Agent, including, without limitation, the collateral description “all personal property now existing or hereafter acquired” or “all assets no existing or hereafter acquired” or words of similar meaning in any such financing statements or financing charge statements. The ABL Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Canadian Granting Party of any financing statement or financing change statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4 Authority of ABL Collateral Agent. Each Canadian Granting Party acknowledges that the rights and responsibilities of the ABL Collateral Agent under this Agreement with respect to any action taken by the ABL Collateral Agent or the exercise or non-exercise by the ABL Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the ABL Collateral Agent and the Secured Parties, be governed by the ABL Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the ABL Collateral Agent and the Canadian Granting Parties, the ABL Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Canadian Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5 Right of Inspection. Upon reasonable written advance notice to any Canadian Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the ABL Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Canadian Grantor, and the ABL Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Canadian Grantor agrees to render to the ABL Collateral Agent at such Canadian Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The ABL Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Canadian Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Canadian Grantor where any of such Canadian Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the ABL Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement).

SECTION 8 NON-LENDER SECURED PARTIES

8.1 Rights to Collateral.

(a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the ABL Credit Agreement), or to direct the ABL Collateral Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Canadian Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of the Canadian Borrower or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral

(except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under the Companies’ Creditors Arrangement Act, the Bankruptcy and Insolvency Act (Canada), or any other applicable law); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders or Agents seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the ABL Collateral Agent and the Canadian Facility Lenders, with the consent of the ABL Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the PPSA as in effect from time to time in any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holding or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c) Notwithstanding any provision of this subsection 8.1, the Non-Lender Secured Parties shall be entitled, subject to each applicable Intercreditor Agreement, to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorize the ABL Collateral Agent to enter into each Intercreditor Agreement on its own behalf.

(d) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the ABL Collateral Agent and the Canadian Facility Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Canadian Granting Party from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2 Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the ABL Collateral Agent, as agent under the ABL Credit Agreement (and all officers, employees or agents designated by the ABL Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the ABL Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the ABL Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured

Parties for the purposes set forth herein is coupled with an interest and is irrevocable. It is understood and agreed that the ABL Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3 Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the ABL Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the ABL Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in subsection 8.1(b)), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person. To the maximum extent permitted by applicable law, none of the ABL Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holding, any Subsidiary of Holding, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.

8.4 Designation of Non-Lender Secured Parties. The Parent Borrower on behalf of the Canadian Borrower may from time to time designate a Person as a “Bank Products Affiliate,” or a “Hedging Affiliate” hereunder by written notice to the ABL Collateral Agent in accordance with the terms of the ABL Credit Agreement. Upon being so designated by the Parent Borrower, such Bank Products Affiliate or Hedging Affiliate (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Parent Borrower provided that, at the time of the Parent Borrower’s designation of such Non-Lender Secured Party, the obligations of the relevant Canadian Granting Party under the applicable Hedging Agreement or Bank Products Agreement (as the case may be) have not been designated as Additional Obligations.

SECTION 9 MISCELLANEOUS

9.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Canadian Granting Party and the ABL Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Canadian Granting Party may be waived by the ABL Collateral Agent in a written instrument executed by the ABL Collateral Agent and (b) if separately agreed in writing between the Canadian Borrower and any Non-Lender Secured Party (and such Non-Lender Secured Party has been designated in writing by the Canadian Borrower to the ABL Collateral Agent for purposes of this sentence, for so long as so designated), no such waiver and no such amendment or modification shall amend, modify or waive subsection 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such waiver, amendment, supplement or modification would directly and adversely affect a Non-Lender Secured Party without the written consent of such affected Non-Lender Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Canadian Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Canadian Granting Party and the ABL Collateral Agent in accordance with this subsection 9.1.

9.2 Notices. All notices, requests and demands to or upon the ABL Collateral Agent or any Canadian Granting Party hereunder shall be effected in the manner provided for in subsection 11.2 of the ABL Credit Agreement; provided that any such notice, request or demand to or upon any Canadian Guarantor shall be addressed to such Canadian Guarantor at its notice address set forth on Schedule 1, unless and until such Canadian Guarantor shall change such address by notice to the ABL Collateral Agent and the Administrative Agent given in accordance with subsection 11.2 of the ABL Credit Agreement.

9.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the ABL Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the ABL Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the ABL Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the ABL Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4 Enforcement Expenses; Indemnification.

(a) Each Canadian Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the ABL Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against such Canadian Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Canadian Guarantor and the other Loan Documents to which such Canadian Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the ABL Collateral Agent and the Administrative Agent.

(b) Each Canadian Grantor jointly and severally agrees to pay, and to save the ABL Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Canadian Borrower would be required to do so pursuant to subsection 11.5 of the ABL Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the ABL Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.

(c) The agreements in this subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the ABL Credit Agreement and the other Loan Documents.

9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Canadian Granting Parties, the ABL Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the ABL Collateral Agent, except as permitted hereby or by the ABL Credit Agreement.

9.6 Set-Off. Each Canadian Guarantor hereby irrevocably authorizes each of the Administrative Agent and the ABL Collateral Agent and each other Secured Party at any time and from time to time without notice to such Canadian Guarantor or any other Canadian Granting Party, any such notice being expressly waived by each Canadian Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under subsection 9(a) of the ABL Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Canadian Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the ABL Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Canadian Guarantor, or any part thereof in such amounts as the ABL Collateral Agent, the Administrative Agent or such other Secured Party may elect. The ABL Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Canadian Guarantor promptly of any such set-off and the application made by the ABL Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the ABL Collateral Agent, the Administrative Agent and each other Secured Party under this subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the ABL Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Canadian Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9 Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Canadian Granting Parties, the ABL Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Granting Parties, the ABL Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.12 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the courts of the Province of Ontario sitting in the City of Toronto;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address referred to in subsection 9.2 or at such other address of which the ABL Collateral Agent and the Administrative Agent (in the case of any other party hereto) and the Parent Borrower (in the case of the ABL Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection 9.12 any consequential or punitive damages.

Each Canadian Granting Party hereby agrees that The Limitation of Civil Rights Act (Saskatchewan), The Land Contracts (Actions) Act (Saskatchewan) and Part IV (excepting only section 46) of The Saskatchewan Farm Security Act do not apply insofar as they relate to actions as defined in those Acts, or insofar as they relate to or affect this Agreement, the rights of the ABL Collateral Agent and the Secured Parties under this Agreement or any instrument, charge, security agreement or other document of any nature that renews, extends or is collateral to this Agreement and such Canadian Granting Party hereby irrevocably and unconditionally waives any and all benefits and remedies provided thereunder.

9.13 Acknowledgments. Each Canadian Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) none of the ABL Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Canadian Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Canadian Guarantors, on the one hand, and the ABL Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Canadian Guarantors and the Secured Parties.

9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN TO THE EXTENT PERMISSIBLE BY APPLICABLE LAW.

9.15 Additional Canadian Granting Parties. Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to subsection 7.9(b) or 7.9(c) of the ABL Credit Agreement shall become a Canadian Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement substantially in the form of Annex 2 hereto. Each existing Canadian Granting Party that is required to become a Canadian Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower pursuant to subsection 7.9(c) of the ABL Credit Agreement shall become a Canadian Pledgor with respect thereto upon execution and delivery by such Canadian Granting Party of a Supplemental Agreement substantially in the form of Annex 3 hereto.

9.16 Releases.

(a) At such time as the Canadian Facility Revolving Credit Loans and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, the Commitments have been terminated and no Canadian Facility Letter of Credit shall be outstanding (except for Canadian Facility Letters of Credit that have been cash collateralized, backstopped or otherwise provided for pursuant to arrangements reasonably acceptable to the relevant Issuing Lender), all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the ABL Collateral Agent and each Canadian Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Canadian Granting Parties. At the request and sole expense of any Canadian Granting Party following any such termination, the ABL Collateral Agent shall deliver to such Canadian Granting Party (subject to subsection 7.2, without recourse and without representation or warranty) any Security Collateral held by the ABL Collateral Agent hereunder, and execute, acknowledge and deliver to such Canadian Granting Party such releases, instruments or other documents (including, without limitation, PPSA financing change statements and discharges), and do or cause to be done all other acts, as any Canadian Granting Party shall reasonably request to evidence such termination.

(b) Upon any sale or other disposition of Security Collateral permitted by the ABL Credit Agreement (other than any sale or disposition to another Canadian Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with a sale or other disposition of all of the Capital Stock of any Canadian Granting Party (other than to any Canadian Granting Party or any other transaction or occurrence as a result of which such Canadian Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower), or the sale or other disposition of Security Collateral (other than a sale or disposition to another Canadian Grantor) permitted under the ABL Credit Agreement, the ABL Collateral Agent shall, upon receipt from the Parent Borrower of a written request for the release of such Canadian Granting Party from its Guarantee or the release of the Security Collateral subject to such sale, disposition or other transaction, identifying such Canadian Granting Party or the relevant Security Collateral and the terms of the sale, disposition or other transaction in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the ABL Credit Agreement and the other Loan Documents, execute and deliver to the Parent Borrower or the relevant Canadian Granting Party (subject to subsection 7.2, without recourse and without representation or warranty), at the sole cost and expense of such Canadian Grantor, any Security Collateral of such relevant Canadian Granting Party held by the ABL Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Canadian Granting Party, execute, acknowledge and deliver to such Canadian Granting Party such releases, instruments or other documents (including, without limitation, PPSA financing change statements and discharges), and do or cause to be done all other acts, as the Parent Borrower or such Canadian Granting Party shall reasonably request (x) to evidence or effect the release of such Canadian Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Canadian Granting Party’s Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition.

(c) Upon any Canadian Granting Party becoming an Excluded Subsidiary in accordance with the provisions of the ABL Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Canadian Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Canadian Granting Party, and all obligations of such Canadian Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and the ABL Collateral Agent shall, upon the request of the Parent Borrower or such Canadian Granting Party, deliver to the Parent Borrower or such Canadian Granting Party (subject to subsection 7.2, without recourse and without representation or warranty) any Security Collateral of such Canadian Granting Party held by the ABL Collateral Agent hereunder and the ABL Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Parent Borrower or such Canadian Granting Party (at the sole cost and expense of the Parent Borrower or such Canadian Granting Party) all releases, instruments or other documents (including, without limitation, PPSA financing change statements and discharges), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Canadian Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Canadian Granting Party’s Security Collateral, as applicable, as the Borrower or such Canadian Granting Party may reasonably request.

(d) Upon any Security Collateral being or becoming an Excluded Asset, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released on Collateral. At the request and sole expense of any Canadian Granting Party, the ABL Collateral Agent shall deliver such Security Collateral (if held by the ABL Collateral Agent) to such Canadian Granting Party and execute, acknowledge and deliver to such Canadian Granting Party such releases, instruments or other documents (including, without limitation, PPSA financing change statements and discharges and do or cause to be done all other acts, as such Canadian Granting Party shall reasonably request to evidence such release.

(e) [Reserved].

(f) The ABL Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the ABL Collateral Agent in good faith believes to be in accordance with) this subsection 9.16.

9.17 Judgment.

(a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the ABL Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

(b) The obligations of any Canadian Guarantor in respect of this Agreement to the ABL Collateral Agent, for the benefit of each holder of Secured Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the ABL Collateral Agent of any sum adjudged to be so due in the judgment currency, the ABL Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Canadian Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the ABL Collateral Agent, for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the ABL Collateral Agent, the ABL Collateral Agent agrees to remit to the Parent Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

9.18 Canadian Amalgamation. Each Canadian Granting Party acknowledges and agrees that, in the event it amalgamates with any other company or companies, it is the intention of the parties hereto that the term “Canadian Grantor” or “Canadian Pledgor,” as the case may be, when used herein, shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the lien granted hereby:

(a) shall extend to Collateral (or in the case of a Canadian Pledgor, Pledged Collateral) owned by each of the amalgamating corporations and the amalgamated corporations at the time of amalgamation and to any Collateral (or in the case of a Canadian Pledgor, Pledged Collateral) thereafter owned or acquired by the amalgamated corporation, and

(b) shall secure all Obligations of each of the amalgamating corporations and the amalgamated corporations to the ABL Collateral Agent and the Secured Parties at the time of amalgamation and all Obligations of the amalgamated corporation to the ABL Collateral Agent and the Secured Parties thereafter arising. The Lien shall attach to all Collateral (or in the case of a Canadian Pledgor, Pledged Collateral) owned by each corporation amalgamating with a Canadian Grantor, and by the amalgamated corporation, at the time of the amalgamation, and shall attach to all Collateral (or in the case of a Canadian Pledgor, Pledged Collateral) thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

9.19 Language. The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires confirment leur volonté que la présente convention, de même que tous les documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en anglais seulement.

9.20 No Implicit Subordination. The inclusion of reference to Permitted Liens in this Agreement or any other Loan Document is not intended to subordinate and shall not subordinate, and shall not be interpreted as subordinating, any Lien created by this Agreement or any of the other Loan Documents to any Permitted Lien.

9.21 Paramountcy. In the event of any conflict between the provisions of this Agreement and the provisions of the ABL Credit Agreement, the provisions of the ABL Credit Agreement shall govern.

[Remainder of page left blank intentionally; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

UNISOURCE CANADA, INC., as Canadian Borrower, Canadian Grantor and Canadian Pledgor

By:	/s/ Mark W. Hianik
Name:	Mark W. Hianik
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Canadian Guarantee and Collateral Agreement]

Acknowledged and Agreed to as of the date hereof by:

BANK OF AMERICA, N.A., as Administrative Agent and ABL Collateral Agent

By:	/s/ William J. Wilson
Name:	William J. Wilson
Title:	Senior Vice President

[Signature Page to Canadian Guarantee and Collateral Agreement]

Annex 1 to

Canadian Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT1

The undersigned hereby acknowledges receipt of a copy of the Canadian Guarantee and Collateral Agreement, dated as of July 1, 2014 (as amended, supplemented, waived or otherwise modified from time to time, the “Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the ABL Credit Agreement referred to therein, as the case may be), made by the Canadian Granting Parties party thereto in favour of Bank of America, N.A., as Administrative Agent and ABL Collateral Agent. The undersigned agrees for the benefit of the Administrative Agent and the Canadian Facility Lenders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.

The undersigned will notify the ABL Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 of the Agreement.

The terms of subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

[1]	This consent is necessary only with respect to any Issuer that is not also a Canadian Granting Party.

Annex 1-1

Annex 2 to

Canadian Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [            ] [        ], 20[    ], made by [                                    ], a [                    ] corporation (the “Additional Canadian Granting Party”), in favour of Bank of America, N.A., as collateral agent (in such capacity, the “ABL Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time party to the ABL Credit Agreement referred to below as a Canadian Facility Lender and the other Secured Parties (as defined in the Canadian Guarantee and Collateral Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in such Canadian Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H:

WHEREAS, VERITIV CORPORATION, a Delaware corporation (“Holding”), XPEDX INTERMEDIATE, LLC, a Delaware limited liability company (together with its successors and assigns, the “Parent Borrower”), XPEDX, LLC, a New York limited liability company (together with its successors and assigns, the “OpCo Borrower”) and UNISOURCE CANADA, INC., a Canadian amalgamated corporation (the “Canadian Borrower”), entered into a certain ABL Credit Agreement dated as of July 1, 2014 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Canadian Borrower and certain Canadian Guarantors are, or are to become, parties to the Canadian Guarantee and Collateral Agreement, dated as of July 1, 2014 (as amended, supplemented, waived or otherwise modified from time to time, the “Canadian Guarantee and Collateral Agreement”), in favour of the ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the Canadian Guarantee and Collateral Agreement);

WHEREAS, the ABL Credit Agreement requires the Additional Canadian Granting Party to become a party to the Canadian Guarantee and Collateral Agreement; and

WHEREAS, the Additional Canadian Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the ABL Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Canadian Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Canadian Granting Party, as provided in subsection 9.15 of the Canadian Guarantee and Collateral Agreement, hereby becomes a party to the Canadian Guarantee and

Annex 2-1

Collateral Agreement as a Canadian Granting Party thereunder with the same force and effect as if originally named therein as a [Canadian Guarantor] [Canadian Grantor and Canadian Pledgor] [and Canadian Grantor] [and Canadian Pledgor]2 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Canadian Guarantor] [Canadian Grantor and Canadian Pledgor] [and Canadian Grantor] [and Canadian Pledgor]3 thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [                    ] to the Canadian Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Canadian Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Canadian Granting Party, in its capacities as a [Canadian Guarantor] [Canadian Grantor and Canadian Pledgor] [and Canadian Grantor] [and Canadian Pledgor],4 contained in Section 4 of the Canadian Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Canadian Granting Party hereby grants, as and to the same extent as provided in the Canadian Guarantee and Collateral Agreement, to the ABL Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in subsection 3.1 of the Canadian Guarantee and Collateral Agreement) of such Additional Canadian Granting Party] [and] [the Pledged Collateral (as such term is defined in the Canadian Guarantee and Collateral Agreement) of such Additional Canadian Granting Party, except as provided in subsection 3.3 of the Canadian Guarantee and Collateral Agreement].

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTORVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[2]	Indicate the capacities in which the Additional Canadian Granting Party is becoming a Canadian Grantor.
[3]	Indicate the capacities in which the Additional Canadian Granting Party is becoming a Canadian Grantor.
[4]	Indicate the capacities in which the Additional Canadian Granting Party is becoming a Canadian Grantor.

Annex 2-2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL CANADIAN GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

BANK OF AMERICA, N.A., as ABL Collateral Agent and Administrative Agent

By:
Name:
Title:

Annex 2-3

Annex 3 to

Canadian Guarantee and Collateral Agreement

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of [            ] [    ], 20[    ], made by [                    ], a [            ] corporation (the “Additional Canadian Pledgor”), in favour of BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “ABL Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time party to the ABL Credit Agreement referred to below as a Canadian Facility Lender and the other Secured Parties (as defined in the Canadian Guarantee and Collateral Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in such Canadian Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H:

WHEREAS, VERITIV CORPORATION, a Delaware corporation (“Holding”), XPEDX INTERMEDIATE, LLC, a Delaware limited liability company (together with its successors and assigns, the “Parent Borrower”), XPEDX, LLC, a New York limited liability company (together with its successors and assigns, the “OpCo Borrower”) and UNISOURCE CANADA, INC., a Canadian amalgamated corporation (the “Canadian Borrower”), entered into a certain ABL Credit Agreement dated as of July 1, 2014 (as amended, supplemented, waived or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Canadian Borrower and certain Canadian Guarantors are, or are to become, parties to the Canadian Guarantee and Collateral Agreement, dated as of July 1, 2014 (as amended, supplemented, waived or otherwise modified from time to time, the “Canadian Guarantee and Collateral Agreement”), in favour of the ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the Canadian Guarantee and Collateral Agreement);

WHEREAS, the ABL Credit Agreement requires the Additional Canadian Pledgor to become a Canadian Pledgor under the Canadian Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Canadian Pledgor; and

WHEREAS, the Additional Canadian Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Canadian Pledgor under the Canadian Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Canadian Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Additional Canadian Pledgor, as provided in subsection 9.15 of the Canadian Guarantee and Collateral Agreement, hereby becomes a Canadian Pledgor under the Canadian Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Canadian Pledgor listed in Annex 1-A hereto, and will be bound by all terms, conditions and duties applicable to a Canadian Pledgor under the Canadian Guarantee and Collateral Agreement, as a Canadian Pledgor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the Canadian Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2. GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

Annex 1-A-2

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL CANADIAN PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

BANK OF AMERICA, N.A.,
as ABL Collateral Agent and Administrative Agent

By:
Name:
Title:

Annex 1-A-3

Schedule 1

Notice Addresses of Canadian Granting Parties

Unisource Canada, Inc.

6185 McLaughlin Road

Mississauga, ON

L5R 3W7

Attn: Law Department

Schedule 2

Pledged Securities

1. Pledged Stock

None.

Schedule 3

Perfection Matters

1. Existing Security Interests

i) British Columbia

BASE REGISTRATION #	SECURED PARTY(IES)	DEBTOR(S)	DATE OF REGISTRATION/EXPIRY
012178E	RYDER TRUCK RENTAL CANADA LTD.	UNISOURCE CANADA INC. (DELTA, BC)	REG: OCT 31, 2007 EXPIRY: OCT 31, 2017

012180E	RYDER TRUCK RENTAL CANADA LTD.	UNISOURCE CANADA INC. (DELTA, BC)	REG: OCT 31, 2007 EXPIRY: OCT 31, 2017

012182E	RYDER TRUCK RENTAL CANADA LTD.	UNISOURCE CANADA INC. (DELTA, BC)	REG: OCT 31, 2007 EXPIRY: OCT 31, 2017

012184E	RYDER TRUCK RENTAL CANADA LTD.	UNISOURCE CANADA INC. (DELTA, BC)	REG: OCT 31, 2007 EXPIRY: OCT 31, 2014

091943E	RYDER TRUCK RENTAL CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC)	REG: DEC 17, 2007 EXPIRY: DEC 17, 2017

091947E	RYDER TRUCK RENTAL CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC)	REG: DEC 17, 2007 EXPIRY: DEC 17, 2017

091949E	RYDER TRUCK RENTAL CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC)	REG: DEC 17, 2007 EXPIRY: DEC 17, 2017

091950E	RYDER TRUCK RENTAL CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC)	REG: DEC 17, 2007 EXPIRY: DEC 17, 2017

675761E	RYDER TRUCK RENTAL CANADA LTD	UNISOURCE CANADA INC. (WINNIPEG, BC)	REG: NOV 03, 2008 EXPIRY: NOV 03, 2015

837981E	RYDER TRUCK RENTAL CANADA LTD	UNISOURCE CANADA INC. (NEW WESTMINSTER, BC)	REG: FEB 20, 2009 EXPIRY: FEB 20, 2016

857837E	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC. (RICHMOND HILL, ON) UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: MAR 05, 2009 EXPIRY: MAR 05, 2017

987610E	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC. (RICHMOND HILL, ON) UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: MAY 27, 2009 EXPIRY: MAY 27, 2017

539689F	G.N. JOHNSTON EQUIPMENT CO. LTD.	UNISOURCE CANADA INC. (NEW WESTMINSTER, BC)	REG: MAY 04, 2010 EXPIRY: MAY 04, 2015

743025F	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: SEP 01, 2010 EXPIRY: SEP 01, 2017

830707F	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: OCT 26, 2010 EXPIRY: OCT 26, 2014

888168F	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: NOV 30, 2010 EXPIRY: NOV 30, 2016

029832G	BANK OF AMERICA	UNISOURCE CANADA INC (RICHMOND HILL, ON)	REG: MAR 04, 2011 EXPIRY: MAR 04, 2018

260410G	XEROX CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC) UNISOURCE CANADA INC. (RICHMOND HILL, ON) UNISOURCE CANADA INC. (DARTMOUTH, NS) UNISOURCE CANADA INC. (WINNIPEG, MB)	REG: JUL 21, 2011 EXPIRY: JUL 21, 2015

BASE REGISTRATION #	SECURED PARTY(IES)	DEBTOR(S)	DATE OF REGISTRATION/EXPIRY
628797G	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: MAR 12, 2012 EXPIRY: MAR 12, 2021

938054G	XEROX CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC) UNISOURCE CANADA INC. (OTTAWA, ON) UNISOURCE CANADA INC. (CALGARY, AB) UNISOURCE CANADA INC. (SAINT-LAURENT, QC)	REG: SEP 06, 2012 EXPIRY: SEP 06, 2016

010206H	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: OCT 19, 2012 EXPIRY: OCT 19, 2020

714923H	XEROX CANADA LTD	UNISOURCE CANADA INC. (DELTA, BC) UNISOURCE CANADA INC. (MISSISSAUGA, ON) UNISOURCE CANADA INC. (DARTMOUTH, NS)	REG: DEC 17, 2013 EXPIRY: DEC 17, 2017

717189H	DOCUMENT DIRECTION LIMITED PARTNERSHIP	UNISOURCE CANADA INC. (PRINCE GEORGE, BC)	REG: DEC 18, 2013 EXPIRY: DEC 18, 2017

767110H	PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	UNISOURCE CANADA INC (MISSISAUGA, ON)	REG: JAN 23, 2014 EXPIRY: JAN 23, 2022

ii) Alberta

SECURED PARTY	REGISTRATION TYPE	REGISTRATION NO.
MAXIUM FINANCIAL SERVICES INC.	SECURITY AGREEMENT	08080618182 (6 YEARS) EXPIRY DATE: 2014-AUG-06

AMENDED BY: 10070810529

AMENDED BY: 10070832438

AMENDED BY: 10071209152

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	SECURITY AGREEMENT	09030527634 (8 YEARS) EXPIRY DATE: 2017-MAR-05

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	SECURITY AGREEMENT	09052703857 (8 YEARS) EXPIRY DATE: 2017-MAY-27

XEROX CANADA LTD	SECURITY AGREEMENT	10072028138 (4 YEARS) EXPIRY DATE: 2014-JUL-20

XEROX CANADA LTD	SECURITY AGREEMENT	10072110732 (4 YEARS) EXPIRY DATE: 2014-JUL-21

SECURED PARTY	REGISTRATION TYPE	REGISTRATION NO.
G.N. JOHNSTON EQUIPMENT CO LTD.	SECURITY AGREEMENT	10112405957 (4 YEARS) EXPIRY DATE: 2014-NOV-24

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	SECURITY AGREEMENT	10113017880 (6 YEARS) EXPIRY DATE: 2016-NOV-30

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT	SECURITY AGREEMENT	11030423700 (7 YEARS) EXPIRY DATE: 2018-MAR-04

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT	LAND CHARGE	11030423784 (INFINITY)

NATIONAL LEASING GROUP INC.	SECURITY AGREEMENT	11051124442 (6 YEARS) EXPIRY DATE: 2017-MAY-11

DE LAGE LANDEN FINANCIAL SERVICES CANADA INC. SERVICES FINANCIERS DE LAGE LANDEN CANADA INC.	SECURITY AGREEMENT	11062412445 (6 YEARS) EXPIRY DATE: 2017-JUN-24

XEROX CANADA LTD	SECURITY AGREEMENT	11072221645 (4 YEARS) EXPIRY DATE: 2015-JUL-22

DE LAGE LANDEN FINANCIAL SERVICES CANADA INC.	SECURITY AGREEMENT	11122123336 (6 YEARS) EXPIRY DATE: 2017-DEC-21

G.N. JOHNSTON EQUIPMENT CO LTD.	SECURITY AGREEMENT	12020915445 (5 YEARS) EXPIRY DATE: 2017-FEB-09

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	SECURITY AGREEMENT	12031209451 (9 YEARS) EXPIRY DATE: 2021-MAR-12

G.N. JOHNSTON EQUIPMENT CO LTD.	SECURITY AGREEMENT	12081412765 (6 YEARS) EXPIRY DATE: 2018-AUG-14

XEROX CANADA LTD	SECURITY AGREEMENT	12090630447 (4 YEARS) EXPIRY DATE: 2016-SEP-06

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	SECURITY AGREEMENT	12101904752 (8 YEARS) EXPIRY DATE: 2020-OCT-19

G.N JOHNSTON EQUIPMENT CO LTD.	SECURITY AGREEMENT	13012823119 (6 YEARS) EXPIRY DATE: 2019-JAN-28

RYDER TRUCK RENTAL CANADA LTD	SECURITY AGREEMENT	13050609103 (7 YEARS) EXPIRY DATE: 2020-MAY-06

SECURED PARTY	REGISTRATION TYPE	REGISTRATION NO.
RYDER TRUCK RENTAL CANADA LTD	SECURITY AGREEMENT	13050609181 (6 YEARS) EXPIRY DATE: 2019-MAY-06

G.N JOHNSTON EQUIPMENT CO LTD.	SECURITY AGREEMENT	13053044123 (6 YEARS) EXPIRY DATE: 2019-MAY-30

DOCUMENT DIRECTION LIMITED PARTNERSHIP	SECURITY AGREEMENT	13121841319 (4 YEARS) EXPIRY DATE: 2017-DEC-18

XEROX CANADA LTD	SECURITY AGREEMENT	14010620846 (4 YEARS) EXPIRY DATE: 2018-JAN-06

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	SECURITY AGREEMENT	14012307272 (8 YEARS) EXPIRY DATE: 2022-JAN-23

iii) Saskatchewan

SECURED PARTY	REGISTRATION NUMBER AND DATE	COMMENTS/EXPIRY DATE
MAXIUM FINANCIAL SERVICES INC.	300356043 AUGUST 6, 2008	EXPIRY: AUGUST 6, 2014 JULY 8, 2010: ADD DEBTOR PARTY JULY 9, 2010: DELETE SECURED PARTY ADD SECURED PARTY JULY 12, 2010: DELETE DEBTOR PARTY

G N JOHNSTON EQUIPMENT CO LTD	300679994 JANUARY 24, 2011	EXPIRY: JANUARY 24, 2016

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT	300693305 MARCH 4, 2011	EXPIRY: MARCH 4, 2018

1. PENSKE TRUCK LEASING CANADA INC 2. LOCATIONS DE CAMIONS PENSKE CANADA INC	300431651 MARCH 5, 2009	EXPIRY: MARCH 5, 2017

1. PENSKE TRUCK LEASING CANADA INC 2. LOCATIONS DE CAMIONS PENSKE CANADA INC	300463029 MAY 27, 2009	EXPIRY: MAY 27, 2017

1. PENSKE TRUCK LEASING CANADA INC 2. LOCATIONS DE CAMIONS PENSKE CANADA INC	300839545 MARCH 12, 2012	EXPIRY: MARCH 12, 2021

1. PENSKE TRUCK LEASING CANADA INC 2. LOCATIONS DE CAMIONS PENSKE CANADA INC	300941003 OCTOBER 19, 2012	EXPIRY: OCTOBER 19, 2020

1. PENSKE TRUCK LEASING CANADA INC 2. LOCATIONS DE CAMIONS PENSKE CANADA INC	301138957 JANUARY 23, 2014	EXPIRY: JANUARY 23, 2022

XEROX CANADA LTD	300650454 OCTOBER 28, 2010	EXPIRY: OCTOBER 28, 2014

XEROX CANADA LTD	300670253 DECEMBER 22, 2010	EXPIRY: DECEMBER 22, 2014

XEROX CANADA LTD	300846242 MARCH 27, 2012	EXPIRY: MARCH 27, 2016

G N JOHNSTON EQUIPMENT CO LTD	300982887 FEBRUARY 5, 2013	EXPIRY: FEBRUARY 5, 2018 DECEMBER 4, 2013: AMEND GENERAL PROPERTY DESCRIPTION

DOCUMENT DIRECTION LIMITED PARTNERSHIP	301126023 DECEMBER 18, 2013	EXPIRY: DECEMBER 18, 2017

iv) Manitoba

1.	REGISTRATION NO. 201110832708 EVIDENCING A SECURITY INTEREST IN A CERTAIN MOTOR VEHICLE LISTED BY SERIAL NUMBER IN FAVOUR OF G.N. JOHNSTON EQUIPMENT CO. LTD.;

2.	REGISTRATION NO. 201106954300 EVIDENCING A SECURITY INTEREST IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF G.N. JOHNSTON EQUIPMENT CO. LTD.;

3.	REGISTRATION NO. 201105563308 EVIDENCING A SECURITY INTEREST IN A CERTAIN MOTOR VEHICLE LISTED BY SERIAL NUMBER IN FAVOUR OF G.N. JOHNSTON EQUIPMENT CO. LTD.;

4.	REGISTRATION NO. 201103415301 EVIDENCING A SECURITY INTEREST IN ALL OF THE DEBTOR’S PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY IN FAVOUR OF BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT;

5.	REGISTRATION NO. 201401307406 EVIDENCING A SECURITY INTEREST WITH PERFECTION IN ANOTHER JURISDICTION IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF PENSKE TRUCK LEASING CANADA INC. / LOCATIONS DE CAMIONS PENSKE CANADA INC.;

6.	REGISTRATION NO. 201307658106 EVIDENCING A SECURITY INTEREST IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF RYDER TRUCK RENTAL CANADA LTD.;

7.	REGISTRATION NO. 201307657606 EVIDENCING A SECURITY INTEREST IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF RYDER TRUCK RENTAL CANADA LTD.;

8.	REGISTRATION NO. 201218557606 EVIDENCING A SECURITY INTEREST WITH PERFECTION IN ANOTHER JURISDICTION IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF PENSKE TRUCK LEASING CANADA INC. / LOCATIONS DE CAMIONS PENSKE CANADA INC.;

9.	REGISTRATION NO. 201203931706 EVIDENCING A SECURITY INTEREST WITH PERFECTION IN ANOTHER JURISDICTION IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF PENSKE TRUCK LEASING CANADA INC. / LOCATIONS DE CAMIONS PENSKE CANADA INC.;

10.	REGISTRATION NO. 201112176506 EVIDENCING A SECURITY INTEREST IN CERTAIN OFFICE EQUIPMENT AND SOFTWARE IN FAVOUR OF XEROX CANADA LTD.;

11.	REGISTRATION NO. 200908651200 EVIDENCING A SECURITY INTEREST WITH PERFECTION IN ANOTHER JURISDICTION IN CERTAIN MOTOR VEHICLES LISTED BY SERIAL NUMBER IN FAVOUR OF PENSKE TRUCK LEASING CANADA INC. / LOCATIONS DE CAMIONS PENSKE CANADA INC.;

12.	REGISTRATION NO. 200903433905 EVIDENCING A SECURITY INTEREST WITH PERFECTION IN ANOTHER JURISDICTION IN A CERTAIN MOTOR VEHICLE LISTED BY SERIAL NUMBER IN FAVOUR OF PENSKE TRUCK LEASING CANADA INC. / LOCATIONS DE CAMIONS PENSKE CANADA INC.;

13.	REGISTRATION NO. 201322871800 EVIDENCING A SECURITY INTEREST IN CERTAIN OFFICE EQUIPMENT AND/OR INVENTORY IN FAVOUR OF DOCUMENT DIRECTION LIMITED PARTNERSHIP;

14.	REGISTRATION NO. 201108460500 EVIDENCING A SECURITY INTEREST IN CERTAIN OFFICE EQUIPMENT AND SOFTWARE OM FAVOUR OF XEROX CANADA LTD.

v) Ontario

SECURED PARTY	COLLATERAL CLASSIFICATION	REFERENCE FILE NO. & REGISTRATION NO.
G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES MOTOR VEHICLE SCHEDULE ATTACHED 6 SPECIFIC MOTOR VEHICLES REFERENCED	695875338 - 20140506 1116 1097 5210 (5 YEARS)

TRAILER WIZARDS LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	694382832 - 20140313 1111 1590 8455 (3 YEARS)

TRAILER WIZARDS LTD	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	693502821 - 20140131 1051 1590 6061 (3 YEARS)

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	EQUIPMENT, OTHER, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	693341505 - 20140123 1427 1462 1779 (8 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	692670258 - 20131218 1007 1462 4150 (4 YEARS)

SECURED PARTY	COLLATERAL CLASSIFICATION	REFERENCE FILE NO. & REGISTRATION NO.
XEROX CANADA LTD	EQUIPMENT, OTHER	692670267 - 20131218 1007 1462 4151 (4 YEARS)

DOCUMENT DIRECTION LIMITED PARTNERSHIP	EQUIPMENT, ACCOUNTS, OTHER	692697663 - 20131218 1942 1531 2882 (4 YEARS)

RICOH CANADA INC.	EQUIPMENT	692288748 - 20131202 1526 5064 3730 (5 YEARS)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES MOTOR VEHICLE SCHEDULE ATTACHED 4 SPECIFIC MOTOR VEHICLES REFERENCED	689852925 - 20130829 0929 1097 4966 (1 YEAR)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES MOTOR VEHICLE SCHEDULE ATTACHED 10 SPECIFIC MOTOR VEHICLES REFERENCED	688069512 - 20130625 1601 1097 4903 (6 YEARS)

TRAILER WIZARDS LIMITED	EQUIPMENT, OTHER, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	686147382 - 20130417 1407 1462 3250 (3 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	684141525 - 20130116 1702 1462 8335 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	684141534 - 20130116 1702 1462 8336 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 7 SPECIFIC MOTOR VEHICLES REFERENCED	684141543 - 20130116 1702 1462 8337 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	684141552 - 20130116 1702 1462 8338 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	684141561 - 20130116 1702 1462 8339 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 4 SPECIFIC MOTOR VEHICLES REFERENCED	684141579 - 20130116 1702 1462 8340 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	684141588 - 20130116 1702 1462 8341 (8 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	684141597 - 20130116 1702 1462 8342 (8 YEARS)

G.N.J OHNSTON {SIC} EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	684035397 - 20130110 1455 1097 4755 (6 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	683441145 - 20121207 1704 1462 9842 (4 YEARS)

TRAILCON LEASING INC.	EQUIPMENT, MOTOR VEHICLES 24 SPECIFIC MOTOR VEHICLES REFERENCED	682550127 - 20121031 1405 1462 8802 (8 YEARS)

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	EQUIPMENT, OTHER, MOTOR VEHICLES 32 SPECIFIC MOTOR VEHICLES REFERENCED	682267266 - 20121018 1710 1462 6093 (8 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	681257187 - 20120906 1709 1462 6400 (4 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	679316805 - 20120620 1003 1462 9005 (4 YEARS)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	677537127 - 20120412 1401 1097 4537 (6 YEARS)

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	EQUIPMENT, OTHER, MOTOR VEHICLES 10 SPECIFIC MOTOR VEHICLES REFERENCED	676771641 - 20120312 1403 1462 1004 (9 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	676694052 - 20120307 1708 1462 9711 (4 YEARS)

SECURED PARTY	COLLATERAL CLASSIFICATION	REFERENCE FILE NO. & REGISTRATION NO.
G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	676546371 - 20120301 1126 1097 4503 (5 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	674667027 - 20111128 1406 1462 4505 (6 YEARS)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES MOTOR VEHICLE SCHEDULE ATTACHED 4 SPECIFIC MOTOR VEHICLES REFERENCED	672674967 - 20110902 1351 1097 4308 (6 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	671674248 - 20110722 1706 1462 1897 (4 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	671631201 - 20110721 1406 1462 1534 (4 YEARS)

TRAILER WIZARDS LIMITED	EQUIPMENT, OTHER, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	670990266 - 20110627 1402 1462 4685 (3 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	670102533 - 20110524 1701 1462 5702 (4 YEARS)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	669423186 - 20110428 1358 1097 4202 (5 YEARS)

AMENDED BY: 20110506 1134 1097 4208

AMENDED BY: 20110914 1438 1097 4330

XEROX CANADA LTD	EQUIPMENT, OTHER	669106341 - 20110414 1702 1462 6102 (4 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	668166228 - 20110309 1407 1462 5797 (3 YEARS)

RENEWED BY: 20140210 1404 1462 7298 (1 YEAR)

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT	INVENTORY, EQUIPMENT, ACCOUNTS, OTHER	668059038 - 20110304 1417 1590 7676 (7 YEARS)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	667271061 - 20110121 1537 1097 4121 (5 YEARS)

G.N. JOHNSTON EQUIPMENT CO. LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	667271133 - 20110121 1540 1097 4122 (5 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	666730242 - 20101222 1412 1462 9042 (4 YEARS)

WESTERN TORONTO INTERNATIONAL TRUCKS INC. TALLMAN TRUCK CENTRE LIMITED	EQUIPMENT, MOTOR VEHICLES 4 SPECIFIC MOTOR VEHICLES REFERENCED	666420975 - 20101207 1703 1462 5377 (7 YEARS)

AMENDED BY: 20130417 1407 1462 3365

WESTERN TORONTO INTERNATIONAL TRUCKS INC. TALLMAN TRUCK CENTRE LIMITED	EQUIPMENT, MOTOR VEHICLES 4 SPECIFIC MOTOR VEHICLES REFERENCED	666018297 - 20101119 1703 1462 0995 (7 YEARS)

AMENDED BY: 20130417 1407 1462 3367

XEROX CANADA LTD	EQUIPMENT, OTHER	665988327 - 20101118 1732 1462 0722 (4 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	664140546 - 20100901 1714 1462 3199 (4 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	659833551 - 20100315 1706 1462 1657 (5 YEARS)

XEROX CANADA LTD	EQUIPMENT, OTHER	659745405 - 20100310 1702 1462 0166 (5 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	654843456 - 20090710 1947 1531 1960 (4 YEARS)

RENEWED BY: 20130704 1706 1462 7359 (1 YEAR)

SECURED PARTY	COLLATERAL CLASSIFICATION	REFERENCE FILE NO. & REGISTRATION NO.
PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	EQUIPMENT, OTHER, MOTOR VEHICLES 12 SPECIFIC MOTOR VEHICLES REFERENCED	653733783 - 20090527 1701 1462 1434 (8 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	653252589 - 20090506 1701 1462 6001 (6 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	653080932 - 20090430 1005 1462 4118 (6 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	653096016 - 20090430 1401 1462 4224 (6 YEARS)

PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC	EQUIPMENT, OTHER, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	651900852 - 20090306 1405 1462 1820 (8 YEARS)

HEWLETT-PACKARD FINANCIAL SERVICES CANADA COMPANY	EQUIPMENT, OTHER	649578393 - 20081029 1437 8077 1301 (25 YEARS)

AMENDED BY: 20130910 1647 8077 4792

MAXIUM FINANCIAL SERVICES INC.	EQUIPMENT, OTHER, MOTOR VEHICLES 2 SPECIFIC MOTOR VEHICLES REFERENCED	647507205 - 20080806 1448 1530 6060 (6 YEARS)

AMENDED BY: 20100708 1453 1530 0349

ASSIGNED BY: 20100708 1939 1531 2095

AMENDED BY: 20100712 1452 1530 2214

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	646496613 - 20080630 1004 1462 2980 (8 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	645963489 - 20080610 1702 1462 8802 (7 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	645963498 - 20080610 1702 1462 8803 (7 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	644309811 - 20080417 1703 1462 6430 (7 YEARS)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	644164182 - 20080414 1003 1462 5443 (6 YEARS)

RENEWED BY: 20140326 1403 1462 1350 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	644189265 - 20080414 1703 1462 5660 (7 YEARS)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	633364848 - 20070309 1455 1530 1443 (6 YEARS)

RENEWED BY: 20130115 1703 1462 8095 (1 YEAR)

RENEWED BY: 20140210 1404 1462 7296 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	633364857 - 20070309 1455 1530 1444 (6 YEARS)

RENEWED BY: 20130115 1703 1462 8092 (1 YEAR)

RENEWED BY: 20140210 1404 1462 7297 (1 YEAR)

SECURED PARTY	COLLATERAL CLASSIFICATION	REFERENCE FILE NO. & REGISTRATION NO.
RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	633364893 - 20070309 1455 1530 1448 (7 YEARS)

RENEWED BY: 20140304 1409 1462 3579 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	633364902 - 20070309 1455 1530 1449 (7 YEARS)

RENEWED BY: 20140304 1409 1462 3580 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	632939859 - 20070220 1950 1531 4757 (6 YEARS)

RENEWED BY: 20130104 1704 1462 5890 (1 YEAR)

RENEWED BY: 20140127 1423 1462 2662 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	622575576 - 20060207 1943 1531 5954 (8 YEARS)

RENEWED BY: 20140130 1403 1462 3889 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	622537173 - 20060206 1450 1530 2358 (8 YEARS)

RENEWED BY: 20140130 1403 1462 3888 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	622537182 - 20060206 1450 1530 2359 (8 YEARS)

RENEWED BY: 20140130 1403 1462 3885 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	622537191 - 20060206 1450 1530 2360 (8 YEARS)

RENEWED BY: 20140130 1403 1462 3887 (1 YEAR)

RYDER TRUCK RENTAL CANADA LTD.	EQUIPMENT, MOTOR VEHICLES 1 SPECIFIC MOTOR VEHICLE REFERENCED	622537209 - 20060206 1450 1530 2361 (8 YEARS)

RENEWED BY: 20140130 1403 1462 3886 (1 YEAR)

HEWLETT-PACKARD FINANCIAL SERVICES CANADA COMPANY	EQUIPMENT, OTHER	894386835 - 20030515 1445 8077 3945 (4 YEARS)

AMENDED BY: 20060308 1044 8077 2654

RENEWED BY: 20060308 1448 8077 2724 (15 YEARS)

Ontario - Security interests registered under Section 427 of the Bank Act:

NAME & ADDRESS:	UNISOURCE CANADA, INC. 50 EAST WILMOT STREET RICHMOND HILL, ON L4B 3Z3

DATE:	MARCH 8, 2011

EXPIRY DATE:	DECEMBER 31, 2016

NUMBER:	01261955

NAME & ADDRESS OF THE BANK:	0241 – BANK OF AMERICA NATIONAL ASSOCIATION 56792 – MAIN BRANCH 200 FRONT ST. W., SUITE 2700 TORONTO, ON M5V 3L2

vi) Quebec

REF NO	REGISTRATION NO./ REGISTRATION DATE (Y-M-D) & TIME	PARTIES	NATURE OF REGISTRATION/ AMOUNT - CDN $/ AGREEMENT DATE (Y-M-D)/ FORM
ASSIGNOR (AND RE-ASSIGNEE): UNISOURCE CANADA, INC
1.	96-0066195-0001 1996-06-05 01:23 PM	ASSIGNEE: STARS TRUST SUBSEQUENT ASSIGNEE: CANADIAN MASTERS TRUST RIGHTS WERE THEN RE-ASSIGNED TO UNISOURCE CANADA, INC.	ASSIGNMENT OF A UNIVERSALITY OF CLAIMS 1992-09-04

2.	11-0147974-0001 2011-03-09 9:00 AM	HOLDER: BANK OF AMERICA, N.A. GRANTOR: UNISOURCE CANADA, INC.	MOVABLE HYPOTHEC WITHOUT DELIVERY $420,000,000 2011-03-08 (PRIVATE WRITING)

3.	07-0202799-0002 2007-04-18 11:01 AM EXPIRY DATE: 2015-04-01	LESSOR: RYDER TRUCK RENTAL CANADA LTD LESSEE: UNISOURCE CANADA, INC.	RIGHTS UNDER A LEASE 2007-03-14

4.	07-0245003-0001 2007-05-070 9:00 AM EXPIRY DATE: 2017-05-04	LESSOR: UNISOURCE CANADA, INC. LESSEE: VIC COLOR INC. /COULEUR VIC INC.	RIGHTS UNDER A LEASE NO DATE

5.	07-0272290-0005 2007-05-16 01:50 PM EXPIRY DATE: 2015-02-27	LESSOR: RYDER TRUCK RENTAL CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE 2007-03-24

6.	07-0289404-0001 2007-05-24 01:57 PM EXPIRY DATE: 2015-02-27	LESSOR: RYDER TRUCK RENTAL CANADA LTD LESSEE: UNISOURCE CANADA, INC.	RIGHTS UNDER A LEASE 2007-03-14

7.	09-0115848-0004 2009-03-06 01:12 PM EXPIRY DATE: 2017-03-05	LESSOR: PENSKE TRUCK LEASING CANADA INC/ LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

8.	09-0257206-0002 2009-05-07 10:39 AM EXPIRY DATE: 2016-05-06	LESSOR: RYDER TRUCK RENTAL CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE NO DATE

9.	09-0306814-0002 2009-05-27 02:43 PM EXPIRY DATE: 2017-05-27	LESSOR: PENSKE TRUCK LEASING CANADA INC/ LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

10.	10-0608666-0005 2010-09-02 12:37 AM EXPIRY DATE: 2017-09-01	LESSOR: PENSKE TRUCK LEASING CANADA INC/ LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

REF NO	REGISTRATION NO./ REGISTRATION DATE (Y-M-D) & TIME	PARTIES	NATURE OF REGISTRATION/ AMOUNT - CDN $/ AGREEMENT DATE (Y-M-D)/ FORM
11.	10-0751911-0005 2010-10-26 02:19 PM EXPIRY DATE: 2014-10-25	LESSOR: PENSKE TRUCK LEASING CANADA INC/ LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

12.	10-0817636-0008 2010-11-19 10:48 AM EXPIRY DATE: 2014-11-18	LESSOR: XEROX CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE NO DATE

13.	10-0847359-0006 2010-12-01 12:11 AM EXPIRY DATE: 2016-11-30	LESSOR: PENSKE TRUCK LEASING CANADA INC/ LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

14.	10-0903495-0005 2010-12-24 09:00 AM EXPIRY DATE: 2014-12-22	LESSOR: XEROX CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE NO DATE

15.	11-0222470-0001 2011-04-04 10:28 AM EXPIRY DATE: 2016-04-04	LESSOR (CRÉDIT-PRENEUR): EQUIPMENTS G.N. JONSTON CO. LTÉE LESSEE (CRÉDIT-PRENEUR): UNISOURCE CANADA INC.	RIGHTS OF OWNERSHIP OF THE LESSOR IN A LEASING CONTRACT NO DATE

16.	11-0558274-0001 2011-07-22 02:57 PM EXPIRY DATE: 2015-07-21	LESSOR: XEROX CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE NO DATE

17.	11-0621491-0001 2011-08-16 09:00 AM EXPIRY DATE: 2015-08-01	LESSOR (CRÉDIT-PRENEUR): HEWLETT-PACKARD FINANCIAL SERVICES CANADA COMPANY COMPAGNIE DE SERVICES FINANCIERS HEWLETT-PACKARD CANADA LESSEE (CRÉDIT-PRENEUR): UNISOURCE CANADA INC.	RIGHTS OF OWNERSHIP OF THE LESSOR IN A LEASING CONTRACT 2011-08-01

18.	12-0173578-0009 2012-03-12 02:56 PM EXPIRY DATE: 2021-03-12	LESSOR: PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

19.	12-0734507-0007 2012-09-07 10:15 AM EXPIRY DATE: 2016-09-06	LESSOR: XEROX CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE 2012-08-05

20.	12-0864708-0007 2012-10-19 02:58 PM EXPIRY DATE: 2022-01-23	LESSOR: PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

21.	13-0162025-0010 2013-03-05 11:24 AM EXPIRY DATE: 2017-03-04	LESSOR: XEROX CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE 2013-02-27

REF NO	REGISTRATION NO./ REGISTRATION DATE (Y-M-D) & TIME	PARTIES	NATURE OF REGISTRATION/ AMOUNT - CDN $/ AGREEMENT DATE (Y-M-D)/ FORM
22.	13-0285706-0005 2013-04-15 09:00 AM EXPIRY DATE: 2015-04-01	LESSOR: RYDER TRUCK RENTAL CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE NO DATE

23.	13-0874667-0001 2013-10-02 10:24 AM EXPIRY DATE: 2019-10-01	LESSOR (CRÉDIT-PRENEUR): G.N. JONSTON EQUIPMENT CO. LTD. LESSEE (CRÉDIT-PRENEUR): UNISOURCE CANADA INC.	RIGHTS OF OWNERSHIP OF THE LESSOR IN A LEASING CONTRACT 2013-10-02

24.	13-1119483-0003 2013-12-18 01:05 PM EXPIRY DATE: 2017-12-17	LESSOR: XEROX CANADA LTD LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE 2013-12-11

25.	13-1120222-0001 2013-12-19 09:00 AM EXPIRY DATE: 2017-12-17	LESSOR: DOCUMENT DIRECTION LIMITED PARTNERSHIP LESSEE: UNISOURCE CANADA INC.	RIGHTS UNDER A LEASE 2013-12-17

26.	14-0053112-0010 2014-01-23 12:08 AM EXPIRY DATE: 2022-01-23	LESSOR: PENSKE TRUCK LEASING CANADA INC LOCATIONS DE CAMIONS PENSKE CANADA INC. LESSEE: UNISOURCE CANADA INC	RIGHTS UNDER A LEASE NO DATE

27.	14-0291356-0006 2014-04-09 02:55 PM EXPIRY DATE: 2015-04-08	LESSOR: RYDER TRUCK RENTAL CANADA LTD LESSEE: UNISOURCE CANADA, INC.	RIGHTS UNDER A LEASE NO DATE

vii) New Brunswick

(A) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 17230384

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	17230384	2009-03-06 09:57	2017-03-06

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(B) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 17528456

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	17528456	2009-05-27 11:15	2017-05-27

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(C) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 19725324

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	19725324	2011-02-02 14:47	2015-02-02

DEBTORS

UNISOURCE CANADA INC.

675 ST. GEORGE BLVD.

MONCTON NB E1E 2C2

SECURED PARTIES

G. N. JOHNSTON EQUIPMENT CO. LTD.

5990 AVEBURY ROAD

MISSISSAUGA ON L5R 3R2

(D) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 19814854

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	19814854	2011-03-04 13:16	2018-03-04

DEBTORS

UNISOURCE CANADA, INC.

50 EAST WILMOT STREET

RICHMOND HILL ON L4B 3Z3

SECURED PARTIES

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

335 MADISON AVENUE

NEW YORK NY 10017

(E) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 21213244

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	21213244	2012-03-12 17:09	2021-03-12

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(F) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 22118871

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	22118871	2012-10-19 15:17	2020-10-19

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(G) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 23961295

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	23961295	2014-01-23 12:29	2022-01-23

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(H) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 22768428

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	22768428	2013-03-27 10:20	2019-03-27

DEBTORS

UNISOURCE CANADA INC.

675 ST. GEORGE STREET

MONCTON NB E1E 2C2

SECURED PARTIES

G. N. JOHNSTON EQUIPMENT CO. LTD.

5990 AVEBURY ROAD

MISSISSAUGA ON L5R 3R2

(I) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 23867880

PROVINCE OR TERRITORY: NEW BRUNSWICK

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	23867880	2013-12-18 19:41	2017-12-18

DEBTORS

UNISOURCE CANADA INC.

675 ST GEORGE BLVD

MONCTON NB E1E 2C2

SECURED PARTIES

DOCUMENT DIRECTION LIMITED PARTNERSHIP

3450 SUPERIOR COURT, UNIT 1

OAKVILLE ON L6L 0C4

viii) Nova Scotia

(A) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 14997688

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	14997688	2009-03-06 10:20	2017-03-06

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(B) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 15310485

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	15310485	2009-05-27 11:19	2017-05-27

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(C) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 17766437

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	17766437	2011-03-04 13:18	2018-03-04

DEBTORS

UNISOURCE CANADA, INC.

50 EAST WILMOT STREET

RICHMOND HILL ON L4B 3Z3

SECURED PARTIES

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

335 MADISON AVENUE

NEW YORK NY 10017

(D) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 12311478

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	12311478	2007-04-18 18:21	2013-04-18

DEBTORS

UNISOURCE CANADA INC.

110 SIMMONDS DRIVE

DARTMOUTH NS B3B 1N9

SECURED PARTIES

RYDER TRUCK RENTAL CANADA LTD.

4255 WESTON ROAD

NORTH YORK ON M9L 1W8

(E) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 18354787

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	18354787	2011-07-21 13:15	2015-07-21

DEBTORS

UNISOURCE CANADA INC

110 SIMMONS DR

DARTMOUTH NS B3B1N9

UNISOURCE CANADA INC

160 OMANDS CREEK BOULEVARD

WINNIPEG MB R2R1V7

UNISOURCE CANADA INC

1425 DERWENT ST.

DELTA BC V3M6N3

UNISOURCE CANADA INC

50 EAST WILMOT ST.

RICHMOND HILL ON L4B3Z3

SECURED PARTIES

XEROX CANADA LTD

33 BLOOR ST. E. 3RD FLOOR

TORONTO ON M4W3H1

(F) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 19264654

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	19264654	2012-03-12 17:13	2021-03-12

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(G) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 20223004

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	20223004	2012-10-19 17:11	2020-10-19

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(H) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 22171268

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	22171268	2013-12-17 18:10	2017-12-17

DEBTORS

UNISOURCE CANADA INC.

110 SIMMONS DR

DARTMOUTH NS B3B1N9

UNISOURCE CANADA INC

1475 COURTNEY PK, SUITE D

MISSISSAUGA ON L5T2R1

UNISOURCE CANADA INC.

1425 DERWENT WAY

DELTA BC V3M6N3

SECURED PARTIES

XEROX CANADA LTD

33 BLOOR ST. E. 3RD FLOOR

TORONTO ON M4W3H1

(I) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 22281521

PROVINCE OR TERRITORY: NOVA SCOTIA

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	22281521	2014-01-23 13:13	2022-01-23

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

ix) Newfoundland and Labrador

(A) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 7194458

PROVINCE OR TERRITORY: NEWFOUNDLAND AND LABRADOR

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	7194458	2009-03-06 10:07	2017-03-06

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(B) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 7378615

PROVINCE OR TERRITORY: NEWFOUNDLAND AND LABRADOR

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	7378615	2009-05-27 11:17	2017-05-27

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(C) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 8881445

PROVINCE OR TERRITORY: NEWFOUNDLAND AND LABRADOR

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	8881445	2011-03-04 13:18	2018-03-04

DEBTORS

UNISOURCE CANADA, INC.

50 EAST WILMOT STREET

RICHMOND HILL ON L4B 3Z3

SECURED PARTIES

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

335 MADISON AVENUE

NEW YORK NY 10017

(D) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 9802332

PROVINCE OR TERRITORY: NEWFOUNDLAND AND LABRADOR

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	9802332	2012-03-12 17:11	2021-03-12

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(E) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 10428431

PROVINCE OR TERRITORY: NEWFOUNDLAND AND LABRADOR

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	10428431	2012-10-19 16:59	2020-10-19

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(F) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 11662954

PROVINCE OR TERRITORY: NEWFOUNDLAND AND LABRADOR

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	11662954	2014-01-23 12:43	2022-01-23

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

x) Prince Edward Island

(A) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 2206080

PROVINCE OR TERRITORY: PRINCE EDWARD ISLAND

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	2206080	2009-03-06 10:35	2017-03-06

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(B) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 2256258

PROVINCE OR TERRITORY: PRINCE EDWARD ISLAND

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	2256258	2009-05-27 11:21	2017-05-27

DEBTORS

UNISOURCE CANADA INC

50 EAST WILMOT STREET

RICHMOND HILL ON L4B3Z3

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(C) REGISTRATION DETAILS FOR REGISTRATION NUMBER:. 2630077

PROVINCE OR TERRITORY: PRINCE EDWARD ISLAND

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	2630077	2011-03-04 13:19	2018-03-04

DEBTORS

UNISOURCE CANADA, INC.

50 EAST WILMOT STREET

RICHMOND HILL ON L4B 3Z3

SECURED PARTIES

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

335 MADISON AVENUE

NEW YORK NY 10017

(D) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 2860292

PROVINCE OR TERRITORY: PRINCE EDWARD ISLAND

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	2860292	2012-03-12 15:36	2021-03-12

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(E) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 3023294

PROVINCE OR TERRITORY: PRINCE EDWARD ISLAND

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	3023294	2012-10-19 17:14	2020-10-19

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

(F) REGISTRATION DETAILS FOR REGISTRATION NUMBER: 3347818

PROVINCE OR TERRITORY: PRINCE EDWARD ISLAND

TYPE	NUMBER	DATE/TIME	EXPIRY DATE
ORIGINAL	3347818	2014-01-23 13:34	2022-01-23

DEBTORS

UNISOURCE CANADA INC

560 HENSALL CIRCLE

MISSISSAUGA ON L5A1Y1

SECURED PARTIES

PENSKE TRUCK LEASING CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

LOCATIONS DE CAMIONS PENSKE CANADA INC

RT 10 GREEN HILLS, PO BOX 791

READING PA 19603

xi) District of Columbia, USA

	DEBTOR	TYPE OF FILING	SECURED PARTY	COLLATERAL TYPE	FILE DATE	FILE #
1.	UNISOURCE CANADA, INC.	UCC 1	BANK OF AMERICA, N.A. 335 MADISON AVENUE NEW YORK, NY 10017	ALL CURRENT AND FUTURE ASSETS AND PERSONAL PROPERTY OF THE DEBTOR	08/05/2009	2009085898

2.	UNISOURCE CANADA, INC.	UCC 1	BANK OF AMERICA, N.A. 335 MADISON AVENUE NEW YORK, NY 10017	ALL CURRENT AND FUTURE ASSETS AND PERSONAL PROPERTY OF THE DEBTOR	03/16/2011	2011033257

2. Closing Date PPSA Filings

Name of Entity	Secured Party	Jurisdiction	Filing Office	Document Filed
1. Unisource Canada, Inc.	Bank of America, N.A., as ABL Collateral Agent	British Columbia	Personal Property Security Register	PPSA Financing Statement
2. Unisource Canada, Inc.		Alberta
3. Unisource Canada, Inc.		Saskatchewan
4. Unisource Canada, Inc.		Manitoba
5. Unisource Canada, Inc.		Ontario
6. Unisource Canada, Inc.		Newfoundland
7. Unisource Canada, Inc.		Nova Scotia
8. Unisource Canada, Inc.		New Brunswick
9. Unisource Canada, Inc.		Prince Edward Island
10. Unisource Canada, Inc.		Quebec	Register of Personal and Moveable Real Rights	Application for Registration (form RH)

3. Closing Date IP Filings

1.	Confirmation of Security Interest in Intellectual Property – Trade-marks filed with the Canadian Intellectual Property Office

2.	Confirmation of Security Interest in Intellectual Property – Copyrights filed with the Canadian Intellectual Property Office

Schedule 4A

Financing Statement Jurisdictions

Name of Entity	Secured Party	Jurisdiction	Filing Office	Document Filed
1. Unisource Canada, Inc.	Bank of America, N.A., as ABL Collateral Agent	British Columbia	Personal Property Security Register	PPSA Financing Statement
2. Unisource Canada, Inc.		Alberta
3. Unisource Canada, Inc.		Saskatchewan
4. Unisource Canada, Inc.		Manitoba
5. Unisource Canada, Inc.		Ontario
6. Unisource Canada, Inc.		Newfoundland
7. Unisource Canada, Inc.		Nova Scotia
8. Unisource Canada, Inc.		New Brunswick
9. Unisource Canada, Inc.		Prince Edward Island
10. Unisource Canada, Inc.		Quebec	Register of Personal and Moveable Real Rights	Application for Registration (form RH)

Schedule 4B

Granting Party Information

1.	Jurisdiction of Organization

Canada (Canada Business Corporations Act)

2.	Location of Chief Executive Office

6185 McLaughlin Road

Mississauga, ON

L5R 3W7

3.	Location of Books and Records

6185 McLaughlin Road, Mississauga, ON L5R 3W7

(location of corporate minute books)

4300 Hickmore Street, St. Laurent, Quebec H4T 1K2

(location of financial records)

4.	Location of Collateral

See Numbers 5 and 6 below.

5.	Location of all other places of business

Province	City	Address
Nova Scotia	Dartmouth	110 Simmonds Drive B3B 1N9

Ontario	London	1505 Sise Road N6A 4E3

Ontario	Mississauga	560 Hensall Circle L5A 1Y1

6.	Location of leased facilities and name of lessor/sublessor

Province	City	Address	Lessor/Sublessor
Alberta	Edmonton	11704 - 186th St. N.W.	Yellowhead Crossing II, LP

Alberta	Calgary	6040 11th Street N.E.	833759 Alberta, Inc.

Newfoundland	St. John’s	60 Clyde Avenue, Suite 100	N.C.H. Holdings Limited

New Brunswick	Moncton	675 St. George Blvd.	2093152 Ontario Inc.

Quebec	St. Laurent	4300 Hickmore Street	Hoopp Realty, Inc.

Quebec	Quebec City	1750 rue Newton	Cominar Real Estate Investment Trust

Ontario	Ottawa	950 Ages Drive	Kayush Investments, Ltd.

Province	City	Address	Lessor/Sublessor

Saskatchewan	Saskatoon	858-57 Street East	Tim Turple Holdings, Inc

Saskatchewan	Regina	480 Hoffer Drive	101104406 Saskatchewan Ltd.

Ontario	Mississauga	1475 Courtneypark Drive	Orlando Corporation and Orion Properties, Ltd.

Ontario	Mississauga	6185 McLaughlin Road	Orlando Corporation

Ontario	Richmond Hill	1 West Pearce St, Suite 600	Capital Centre Limited

British Columbia	Prince George	1021 Eastern Street	NOORT Investments

British Columbia	New Westminster	1425 Derwent Way	349393 B.C. Ltd. And Dayhu Investments Ltd.

Manitoba	Winnipeg	160 Omands Creek Blvd.	Opus Properties Corp.

Schedule 5

Intellectual Property

Patents, Copyrights, Trade-marks and Industrial Designs

1.	Patents

None.

2.	Trade-marks

Trademark	Application Number	Application Date m/dd/yyyy	Registration Number	Registration Date m/dd/yyyy
://UNISOURCEDESIGN.CA	1207098	2/20/2004	TMA648965	9/26/2005
AGL	1130323	2/6/2002	TMA606298	3/26/2004
ALLSTAR & DESIGN	1011507	4/13/1999	TMA535793	10/26/2000
ALLSTAR & DESIGN	0724381	3/11/1993	TMA450506	11/24/1995
ALLSTAR LIBERATE & DESIGN	1242379	12/31/2004	TMA648880	9/23/2005
BENCHMARK	0415688	9/20/1977	TMA237701	11/30/1979
BENCHMARK	0357744	10/12/1972	TMA199535	5/31/1974
CAMEO DESIGN	0389995	9/23/1975	TMA216796	10/22/1976
CAMEO DESIGN	0389994	9/23/1975	TMA216902	10/29/1976
CIRCLE & DESIGN	0357745	10/12/1972	TMA199536	5/31/1974
COLORSOURCE	0726333	4/8/1993	TMA430268	7/8/1994
COMSOURCE	0546311	7/17/1985	TMA329838	7/10/1987
COPYSOURCE	0612053	7/27/1988	TMA355411	5/5/1989
CUSTOMER SOLUTIONS IN A GLOBAL MARKET	1515090	2/14/2011	TMA841212	1/25/2013
DELIVER THE BEST VALUE EVERY TIME	1311023	7/28/2006	TMA702951	12/12/2007
DOCUSOURCE	0779631	4/5/1995	TMA479748	8/7/1997
ECONOSOURCE	0726334	4/8/1993	TMA430269	7/8/1994
ECOSOURCE DESIGN	1347473	5/15/2007	TMA722083	8/26/2008
ELLIS’ CAMEO WOMEN’S HEAD & DESIGN	0114796	7/10/1923	TMDA33942	7/28/1923
ENVIRO 50	0651343	2/20/1990	TMA383981	5/3/1991
ESCE & DESIGN	1044772	2/1/2000	TMA567114	9/10/2002
EXPERIENCE THE POWER OF THE SOURCE	1130322	2/6/2002	TMA606300	3/26/2004
FORDIS & DESIGN	1418516	11/17/2008	TMA760970	3/5/2010
FORDIS DESIGN	1409222	9/2/2008	TMA771478	7/8/2010
INTER-GRAPH	0643428	10/25/1989	TMA386574	7/12/1991
LIBERATE	1236274	11/4/2004	TMA648879	9/23/2005
LIVRER LA VALEUR OPTIMALE A CHAQUE FOIS	1311024	7/28/2006	TMA702950	12/12/2007
MONDRIAN	1199031	12/4/2003	TMA641403	6/6/2005
MONDRIAN-HALL & DESIGN	1462094	12/8/2009	TMA780695	10/26/2010
MONDRIAN-HALL Logo	1492222	8/13/2010	TMA806712	9/14/2011
ONE COMPANY, ONE SOURCE	1152940	9/17/2002	TMA614609	7/12/2004
ONE NAME. ONE VISION. ONE SOURCE.	0748578	3/1/1994	TMA459279	6/14/1996
ONE SOURCE.MANY SOLUTIONS.	0755923	5/27/1994	TMA453067	1/26/1996
PAPER ONLY	1336234	2/20/2007	TMA721046	8/15/2008
PAPER ONLY LOGO	1349481	5/30/2007	TMA721003	8/15/2008
PAPER PLUS	0492991	10/5/1982	TMA302305	4/26/1985
PAPERONLY.CA	1336910	2/26/2007	TMA721032	8/15/2008

Trademark	Application Number	Application Date m/dd/yyyy	Registration Number	Registration Date m/dd/yyyy
PAPERONLY.CA LOGO	1360802	8/23/2007	TMA717059	6/20/2008
PAPIER PLUS	0538923	3/26/1985	TMA323390	2/6/1987
PAPIER SEULEMENT	1349313	5/29/2007	TMA766287	5/11/2010
PAPIER SEULEMENT LOGO	1349483	5/30/2007	TMA766288	5/11/2010
PARTY PACK	1012105	4/7/1999	TMA580338	4/30/2003
PRICE DAXION	0564138	6/9/1986	TMA333508	10/30/1987
PUR PERFORMANCE & DESIGN	1289407	2/10/2006	TMA818590	2/28/2012
PUR VALUE & DESIGN	1349158	5/28/2007	TMA721002	8/15/2008
PUR VALUE & DESIGN	1349158, 01	12/7/2012	Formalized	12/17/2012
PUR VALUE & DESIGN	1298559	4/21/2006	TMA799568	6/8/2011
PUR VALUE & DESIGN	1259864	6/2/2005	TMA721319	8/19/2008
SAN REMO GLOSS	0720031	1/6/1993	TMA424802	3/4/1994
SAN REMO MATTE	0720032	1/6/1993	TMA424803	3/4/1994
SAN REMO PLUS	1069712	8/3/2000	TMA563393	6/13/2002
SAVE-A-TREE	0642436	10/11/1989	TMA382657	4/5/1991
SAVE-A-TREE & DESIGN	1186553	8/7/2003	TMA648939	9/26/2005
SAVE-A-TREE & DESIGN	0643599	10/30/1989	TMA385138	5/31/1991
SAVE-A-TREE/DU PAPIER A L-INFINI. & DESIGN	1267668	8/8/2005	TMA684555	3/23/2007
SAVE-A-TREE/PAPER GOES A LONG WAY. & DESIGN	1255270	4/25/2005	TMA684747	3/27/2007
SELECT SOURCE	0819149	7/29/1996	TMA498660	8/14/1998
SIGNET	0741378	11/16/1993	TMA484999	10/30/1997
SMITH PAPER	0762254	8/22/1994	TMA515634	8/27/1999
SOLUTIONS	1298561	4/21/2006	TMA686887	5/4/2007
SPHINX & DESIGN	0724597	3/15/1993	TMA464633	10/25/1996
STARBRITE	0246327	7/3/1958	TMA112542	12/12/1958
STARBRITE & DESIGN	1186557	8/7/2003	TMA650704	10/18/2005
U & DESIGN	1280255	11/21/2005	TMA684554	3/23/2007
U & DESIGN	0728077	5/3/1993	TMA443903	6/16/1995
U’s & DESIGN	0718499	12/10/1992	TMA444908	7/7/1995
UNISOURCE & DESIGN	0718488	12/10/1992	TMA448518	10/6/1995
U UNISOURCE & DESIGN	1280375	11/18/2005	TMA678628	12/20/2006
UNISOURCE CANADA & DESIGN	1224295	7/21/2004	TMA693844	8/10/2007
U UNISOURCE CANADA & DESIGN	1185844	7/28/2003	TMA646006	8/18/2005
U UNISOURCE FINANCE & DESIGN	1226741	8/11/2004	TMA644937	7/26/2005
UBUY & DESIGN	1418681	11/18/2008	TMA816165	1/25/2012
UNE COMPAGNIE, UNE SOURCE	1280257	11/21/2005	TMA677843	11/29/2006
UNE SOURCE. PLUSIEURS SOLUTIONS.	0887965	8/14/1998	TMA522498	1/28/2000
UNICOVER	0734356	8/3/1993	TMA436350	11/25/1994
UNISOURCE	0728076	5/3/1993	TMA443902	6/16/1995
UNISOURCE	0712752	9/11/1992	TMA444899	7/7/1995
UNISOURCE FINANCE	0835618	2/5/1997	TMA561129	5/1/2002
UNISOURCE WIDE FORMAT DOCUJET & DESIGN	1010760	4/1/1999	TMA571644	12/4/2002
UNISOURCEDESIGN	1207097	2/20/2004	TMA683995	3/19/2007
STARBRITE + & DESIGN	1553849	11/25/2011	TMA856779	8/01/2013
STARBRITE PLUS AND DESIGN	1553847	25/11/2011	TMA 856778	8/01/2013
DES SOLUTIONS POUR LES CLIENTS DANS UN MARCHÉ MONDIAL	1563330	2/9/2012	TMA854792	7/9/2013
DEFIANCE	1595202	9/21/2012	TMA862609	10/15/2013
BRAND EFFICIENCY	1622018	4/10/2013	Advertised	2/12/2014
RESPECT	1616221	2/28/2013	Formalized	3/5/2013
SELECTSOURCE LOGO	1567480	3/7/2012	TMA859763	9/10/2013
COMET HI-BRITE & DESIGN	1517423	3/2/2011	TMA859757	9/10/2013

Trademark	Application Number	Application Date m/dd/yyyy	Registration Number	Registration Date m/dd/yyyy
R RESPECT & DESIGN	1616222	2/28/2013	Formalized	3/5/2013
UDIGITAL	1651535	11/12/2013	Formalized	11/14/2013
STEALTH	1616217	2/28/2013	Formalized	3/5/2013
AVENGER	1616220	2/28/2013	Formalized	3/5/2013
UBRAND	1650418	11/01/2013	Formalized	11/06/2013
UVELVET	1650417	11/01/2013	Formalized	11/06/2013
PROSOURCE	0754463	05/11/1994	TMA504290	11/18/1998
U BRAND VELVET & DESIGN (Vertical)	1657398	12/20/2013	Formalized	12/24/2013
U BRAND VELVET & DESIGN (Horizontal)	1657396	12/20/2013	Formalized	12/24/2013
U BRAND GLOSS & DESIGN (Vertical)	1657395	12/20/2013	Formalized	12/24/2013
U BRAND GLOSS & DESIGN (Horizontal)	1657251	12/20/2013	Formalized	12/27/2013
U BRAND DIGITAL & DESIGN (Vertical)	1657250	12/20/2013	Formalized	12/27/2013
U BRAND DIGITAL & DESIGN (Horizontal)	1657249	12/20/2013	Formalized	12/24/2013
U BRAND & DESIGN (Vertical)	1657248	12/20/2013	Formalized	12/24/2013
U BRAND & DESIGN (Horizontal)	1657245	12/20/2013	Formalized	12/24/2013
UGLOSS	1656918	12/18/2013	Formalized	12/20/2013

3.	Copyrights

Copyright	Registration No.	Registration Date
Electronic Price List	454282	7/9/1996

4.	Industrial Designs

None.

Material Registered Patent, Copyright, Trade-mark and Industrial Design Licenses

1.	Material Patent Licenses

None.

2.	Material Trade-mark Licenses

None.

3.	Material Copyright Licenses

None.

4.	Material Industrial Design Licenses

None